                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.
USAA INTERMEDIATE-TERM BOND FUND - ANNUAL REPORT FOR PERIOD ENDING
JULY 31, 2010

 [LOGO OF USAA]
   USAA(R)
                                 [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

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       ANNUAL REPORT
       USAA INTERMEDIATE-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2010

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FUND OBJECTIVE

HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

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TYPES OF INVESTMENTS

Normally, at least 80% of the Fund's assets will be invested in a broad range of debt securities, and the Fund will maintain a dollar-weighted average portfolio maturity of three to 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION
    Distribution to Shareholders                                              17

    Report of Independent Registered Public Accounting Firm                   18

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         42

    Financial Statements                                                      46

    Notes to Financial Statements                                             49

EXPENSE EXAMPLE                                                               64

ADVISORY AGREEMENT                                                            66

TRUSTEES' AND OFFICERS' INFORMATION                                           71

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S.
economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface.
As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on
European banks suggested they were in better shape than many had feared.
Congress passed financial regulatory legislation,

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2  | USAA INTERMEDIATE-TERM BOND FUND
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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds.
Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate - term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND
INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS
INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency,
Inc. (known as USAA Financial Insurance Agency in California, License #
0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

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[PHOTO OF MATTHEW FREUND]                              [PHOTO OF JULIANNE BASS]

MATTHEW FREUND, CFA                                     JULIANNE BASS, CFA
USAA Investment                                         USAA Investment
Management Company                                      Management Company
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o  HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND SHARES) PERFORM
   DURING THE ONE-YEAR REPORTING PERIOD?

   The Fund Shares provided a total return of 20.30% for the year ended July
   31, 2010. During the same period, the Barclays Capital U.S. Aggregate Bond
   Index returned 8.91% and the Lipper Intermediate Investment Grade Funds
   Index returned 12.62%. At the same time, the Fund Shares provided a one-year dividend yield of 5.77%, compared to 3.86% for the average Lipper
   Intermediate Investment Grade Debt Fund.

o  WHAT WERE THE RELEVANT MARKET CONDITIONS?

   While the period was marked by dramatic shifts in market sentiment, fixed income securities performed well. At first, investors continued to assume more risk, seeking out higher yielding assets and moving out of low-yielding
   U.S. Treasury securities and money market funds.

   However, investor sentiment turned negative in May. Rattled by the debt crisis in Europe and weaker-than-expected economic news, the markets fell back. Investors were also concerned about regulatory

   Refer to pages 11 and 12 for benchmark definitions.

   Past performance is no guarantee of future results.

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4  | USAA INTERMEDIATE-TERM BOND FUND
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   changes pending in Washington, the winding down of U.S. government stimulus spending, slowing growth in China and its potential impact on the world economy, and BP's oil spill in the Gulf of Mexico.

   In June, investors' risk appetite improved and the bond market rebounded as glimmers of hope appeared for a sustained economic recovery.

   The Federal Reserve (the Fed) kept overnight interest rates anchored in a range of 0% to 0.25%, pledging to keep them low for an "extended period" to stimulate the economy and help lower unemployment. The yield curve remained relatively steep, flattening slightly as longer term rates fell. The market appeared to believe that interest rates would remain low for a longer period of time.

O  WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

   We continued to focus the Fund's investments in sectors with attractive returns and reasonable margins of safety. This strategy positioned the portfolio well for both the strong performance of the fixed income market and the volatility during the final months of the fiscal year. In particular, the Fund benefited from investments in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and the subordinated debt of higher-quality companies. (Subordinated debt generally has a lower priority than other types of debt in a company's capital structure.) We also purchased select municipal bonds, Treasuries and
   Treasury Inflation Protected Securities (TIPS) to more effectively manage risk in the Fund.

   Despite declining yields, our experienced research team helped us identify attractive opportunities. They also continued to analyze and monitor every bond in your Fund. As always, we remain committed to long-term income generation through a high-quality portfolio diversified among multiple asset classes and across a large number of issuers. By limiting the positions we take in any one issuer, we seek to limit our exposure to potential surprises.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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                    o U.S. TREASURY HISTORICAL YIELD CURVE o

               [CHART OF U.S. TREASURY HISTORICAL YIELD CURVE]

                     7/31/09             7/31/10                Change
                     -------             -------               --------

 3 MONTH              0.175%              0.140%               -0.0355%
 6 MONTH              0.249%              0.191%               -0.0579%
  1 YEAR              0.468%              0.272%               -0.1957%
  2 YEAR              1.111%              0.546%               -0.5652%
  3 YEAR              1.587%              0.823%               -0.7643%
  5 YEAR              2.514%              1.596%               -0.9180%
  7 YEAR              3.142%              2.302%               -0.8401%
 10 YEAR              3.480%              2.905%               -0.5743%
 30 YEAR              4.298%              3.988%               -0.3102%

                               [END CHART]

Source: Bloomberg L.P.

   Past performance is no guarantee of future results and is not an indication of performance of any USAA product.

   We also strive to generate an attractive yield with an acceptable level of price volatility. During the fiscal year, your Fund paid an above - average dividend. Our long-term strategy, which seeks to maximize income and has added value over the long term, also produced a positive total return.

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6  | USAA INTERMEDIATE-TERM BOND FUND

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o  WHAT IS THE OUTLOOK?

   U.S. economic growth has slowed but we expect the recovery to continue at a more gradual pace. In our opinion, a double dip recession is unlikely.
   Nevertheless, we believe the unemployment rate will remain elevated for some time, constraining consumer spending. Concerns about inflationary pressures have given way to fears of deflation. As a result, we believe the Fed will hold down short-term rates until sometime in 2011.

   The bond market has generated strong returns in recent years, but shareholders should not expect results of the same magnitude going forward.
   We believe fixed income has returned to its traditional role as an income-accumulation investment. Accordingly, the majority of your return will probably come from the income provided by the Fund. Although yields on intermediate-term maturities are likely to remain low over the near term, we expect to maintain the portfolio's yield advantage.

   In the months ahead, your portfolio management team will continue providing you with a high-quality, well-diversified bond fund that has an acceptable level of risk. Thank you allowing us to help you with your investment needs.

   Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

   As interest rates rise, existing bond prices fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES
(Symbol: USIBX)

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                                               7/31/10              7/31/09
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Net Assets                                 $1,248.5 Million      $951.5 Million
Net Asset Value Per Share                       $10.12                $8.93
Dollar-Weighted Average
Portfolio Maturity(+)                         5.7 Years             5.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
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         1 Year                    5 Years                    10 Years
         20.30%                     5.78%                      6.12%

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                             30-DAY SEC YIELD* AS OF 7/31/10
--------------------------------------------------------------------------------

                                        4.97%

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        TOTAL ANNUAL                   TOTAL ANNUAL OPERATING EXPENSES
     OPERATING EXPENSES                     AFTER REIMBURSEMENT**
--------------------------------------------------------------------------------

                0.70%                                 0.65%

*Calculated as prescribed by the Securities and Exchange Commission.

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER
1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO
LIMIT THE EXPENSES OF THE FUND SHARES SO THAT THE TOTAL ANNUAL OPERATING
EXPENSES OF THE FUND SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET
ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO
NOT EXCEED AN ANNUAL RATE OF 0.65% OF THE FUND SHARES' AVERAGE DAILY NET ASSETS.
THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME
PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR
TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA INTERMEDIATE-TERM BOND FUND

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS
ENDED JULY 31, 2010

--------------------------------------------------------------------------------
                               TOTAL RETURN  =  DIVIDEND RETURN  +  PRICE CHANGE
--------------------------------------------------------------------------------

10 Years                          6.12%      =        5.82%      +     0.30%
5 Years                           5.78%      =        5.80%      +    (0.02)%
1 Year                           20.30%      =        6.97%      +     13.33%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED
JULY 31, 2001 -- JULY 31, 2010

       [CHART OF TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

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                 TOTAL RETURN      DIVIDEND RETURN      CHANGE IN SHARE PRICE
--------------------------------------------------------------------------------

7/31/2001           13.92%              7.91%                    6.01%
7/31/2002            0.09%              6.33%                   -6.24%
7/31/2003            9.67%              5.67%                    4.00%
7/31/2004            4.55%              4.65%                   -0.10%
7/31/2005            4.60%              4.70%                   -0.10%
7/31/2006            1.62%              4.78%                   -3.16%
7/31/2007            5.46%              5.05%                    0.41%
7/31/2008           -0.08%              5.30%                   -5.38%
7/31/2009            2.71%              6.89%                   -4.18%
7/31/2010           20.30%              6.97%                   13.33%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN
    OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A
    RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BARCLAYS CAPITAL                            LIPPER INTERMEDIATE
                    U.S. AGGREGATE      USAA INTERMEDIATE-      INVESTMENT GRADE
                     BOND INDEX          TERM BOND FUND           FUNDS INDEX

 7/31/2000          $10,000.00           $10,000.00              $10,000.00
 8/31/2000           10,144.94            10,043.33               10,138.66
 9/30/2000           10,208.72            10,176.15               10,205.83
10/31/2000           10,276.27            10,128.40               10,241.80
11/30/2000           10,444.30            10,284.55               10,404.79
12/31/2000           10,638.04            10,509.60               10,614.99
 1/31/2001           10,812.02            10,754.61               10,801.50
 2/28/2001           10,906.20            10,891.53               10,905.31
 3/31/2001           10,960.95            10,983.64               10,947.69
 4/30/2001           10,915.46            10,941.86               10,888.80
 5/31/2001           10,981.30            11,015.36               10,955.86
 6/30/2001           11,022.79            11,076.55               10,996.15
 7/31/2001           11,269.23            11,392.43               11,262.91
 8/31/2001           11,398.28            11,521.72               11,386.93
 9/30/2001           11,531.10            11,643.85               11,474.58
10/31/2001           11,772.40            11,787.56               11,708.48
11/30/2001           11,610.09            11,523.88               11,561.46
12/31/2001           11,536.36            11,391.73               11,487.14
 1/31/2002           11,629.75            11,439.18               11,570.03
 2/28/2002           11,742.45            11,464.91               11,681.86
 3/31/2002           11,547.10            11,363.08               11,479.15
 4/30/2002           11,771.03            11,473.01               11,686.22
 5/31/2002           11,871.04            11,557.43               11,782.15
 6/30/2002           11,973.69            11,544.73               11,774.55
 7/31/2002           12,118.17            11,402.77               11,821.31
 8/31/2002           12,322.77            11,694.53               12,049.13
 9/30/2002           12,522.35            11,914.01               12,180.59
10/31/2002           12,465.31            11,687.16               12,133.88
11/30/2002           12,461.99            11,720.60               12,191.56
12/31/2002           12,719.41            12,048.20               12,439.66
 1/31/2003           12,730.27            12,090.73               12,478.56
 2/28/2003           12,906.41            12,301.06               12,656.50
 3/31/2003           12,896.46            12,314.69               12,657.74
 4/30/2003           13,002.88            12,512.47               12,805.69
 5/31/2003           13,245.32            12,859.34               13,044.51
 6/30/2003           13,219.03            12,872.98               13,041.35
 7/31/2003           12,774.62            12,505.92               12,601.62
 8/31/2003           12,859.43            12,544.04               12,697.49
 9/30/2003           13,199.83            12,900.93               13,038.89
10/31/2003           13,076.72            12,816.85               12,946.86
11/30/2003           13,108.04            12,837.25               12,981.04
12/31/2003           13,241.43            12,962.46               13,113.07
 1/31/2004           13,347.96            13,060.30               13,217.34
 2/29/2004           13,492.44            13,184.37               13,345.72
 3/31/2004           13,593.49            13,271.04               13,441.87
 4/30/2004           13,239.83            13,005.48               13,118.89
 5/31/2004           13,186.80            12,923.45               13,054.56
 6/30/2004           13,261.32            12,972.23               13,115.40
 7/31/2004           13,392.77            13,075.98               13,238.50
 8/31/2004           13,648.24            13,291.19               13,476.90
 9/30/2004           13,685.28            13,341.54               13,512.17
10/31/2004           13,800.04            13,443.32               13,618.66
11/30/2004           13,689.96            13,339.62               13,533.54
12/31/2004           13,815.92            13,473.53               13,674.30
 1/31/2005           13,902.68            13,535.42               13,748.16
 2/28/2005           13,820.61            13,481.57               13,689.87
 3/31/2005           13,749.63            13,413.40               13,608.86
 4/30/2005           13,935.71            13,589.78               13,776.30
 5/31/2005           14,086.48            13,706.18               13,920.96
 6/30/2005           14,163.29            13,798.78               14,002.61
 7/31/2005           14,034.36            13,676.27               13,893.24
 8/31/2005           14,214.27            13,850.50               14,067.09
 9/30/2005           14,067.85            13,730.40               13,924.42
10/31/2005           13,956.52            13,643.52               13,809.75
11/30/2005           14,018.24            13,711.12               13,860.30
12/31/2005           14,151.52            13,836.71               13,986.49
 1/31/2006           14,152.32            13,818.25               14,004.28
 2/28/2006           14,199.30            13,860.00               14,045.60
 3/31/2006           14,059.96            13,767.81               13,909.85
 4/30/2006           14,034.47            13,725.03               13,890.54
 5/31/2006           14,019.50            13,726.96               13,875.43
 6/30/2006           14,049.22            13,745.48               13,890.28
 7/31/2006           14,239.19            13,911.76               14,082.99
 8/31/2006           14,457.17            14,125.05               14,294.69
 9/30/2006           14,584.16            14,284.77               14,414.32
10/31/2006           14,680.63            14,383.47               14,511.68
11/30/2006           14,850.95            14,558.46               14,679.76
12/31/2006           14,764.76            14,486.36               14,611.01
 1/31/2007           14,758.70            14,498.66               14,596.16
 2/28/2007           14,986.28            14,734.41               14,832.50
 3/31/2007           14,986.74            14,724.37               14,827.38
 4/30/2007           15,067.55            14,813.88               14,902.01
 5/31/2007           14,953.36            14,684.61               14,775.62
 6/30/2007           14,909.13            14,650.70               14,715.40
 7/31/2007           15,033.49            14,670.78               14,796.55
 8/31/2007           15,217.75            14,784.75               14,930.05
 9/30/2007           15,333.19            14,888.66               15,089.90
10/31/2007           15,470.93            14,981.67               15,188.90
11/30/2007           15,749.14            15,067.12               15,385.34
12/31/2007           15,793.38            15,042.24               15,404.00
 1/31/2008           16,058.68            15,108.24               15,660.98
 2/29/2008           16,080.97            14,995.52               15,582.66
 3/31/2008           16,135.84            14,905.99               15,421.34
 4/30/2008           16,102.12            14,880.73               15,501.78
 5/31/2008           15,984.04            14,922.66               15,380.29
 6/30/2008           15,971.12            14,806.02               15,252.48
 7/31/2008           15,958.09            14,658.85               15,106.12
 8/31/2008           16,109.55            14,656.78               15,196.55
 9/30/2008           15,893.17            14,079.71               14,723.49
10/31/2008           15,518.02            13,106.50               14,175.55
11/30/2008           16,023.13            12,855.51               14,152.21
12/31/2008           16,620.94            12,710.55               14,678.69
 1/31/2009           16,474.29            12,756.67               14,656.44
 2/28/2009           16,412.11            12,671.94               14,492.35
 3/31/2009           16,640.26            12,930.21               14,766.35
 4/30/2009           16,719.81            13,239.99               15,021.24
 5/31/2009           16,841.09            14,133.94               15,381.20
 6/30/2009           16,936.88            14,536.64               15,566.15
 7/31/2009           17,210.06            15,061.74               16,017.46
 8/31/2009           17,388.26            15,542.54               16,246.21
 9/30/2009           17,570.92            16,051.47               16,543.63
10/31/2009           17,657.68            16,342.44               16,694.24
11/30/2009           17,886.28            16,574.26               16,900.67
12/31/2009           17,606.70            16,632.74               16,777.90
 1/31/2010           17,875.65            17,106.02               17,081.00
 2/28/2010           17,942.41            17,223.81               17,167.08
 3/31/2010           17,920.35            17,486.61               17,262.86
 4/30/2010           18,106.89            17,822.24               17,502.41
 5/31/2010           18,259.26            17,619.71               17,509.87
 6/30/2010           18,545.59            17,779.38               17,792.36
 7/31/2010           18,743.45            18,114.90               18,038.35

                               [END CHART]

                Data from 7/31/00 to 7/31/10.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

The graph on page 10 illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o  The unmanaged Barclays Capital U.S. Aggregate Bond Index, formerly known as the Lehman Brothers U.S. Aggregate Bond Index, covers the U.S.
   investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o  The unmanaged Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds within the Lipper
   Intermediate Investment Grade Debt Funds category.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                             LIPPER INTERMEDIATE
                         USAA INTERMEDIATE-TERM             INVESTMENT GRADE DEBT
                           BOND FUND SHARES                    FUNDS AVERAGE

7/31/2001                        6.98%                              5.92%
7/31/2002                        6.82%                              5.24%
7/31/2003                        5.32%                              4.24%
7/31/2004                        4.61%                              3.74%
7/31/2005                        4.65%                              3.73%
7/31/2006                        4.89%                              4.22%
7/31/2007                        5.09%                              4.57%
7/31/2008                        5.70%                              5.03%
7/31/2009                        6.47%                              4.66%
7/31/2010                        5.77%                              3.86%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/01 to 7/31/10.

The Lipper Intermediate Investment Grade Debt Funds Average is the average performance level of all intermediate investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                               7/31/10              7/31/09
--------------------------------------------------------------------------------

Net Assets                                  $116.5 Million       $46.9 Million
Net Asset Value Per Share                       $10.12               $8.93

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/10
--------------------------------------------------------------------------------

        1 Year                                    Since Inception 8/01/08
        20.53%                                             11.35%

--------------------------------------------------------------------------------
                       TOTAL ANNUAL OPERATING EXPENSES**
--------------------------------------------------------------------------------

                                     0.46%

*The USAA Intermediate-Term Bond Fund Institutional Shares (Institutional
Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER
1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO
LIMIT THE EXPENSES OF THE FUND INSTITUTIONAL SHARES SO THAT THE TOTAL ANNUAL
OPERATING EXPENSES OF THE FUND INSTITUTIONAL SHARES (EXCLUSIVE OF COMMISSION
RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND
EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0.46% OF THE FUND'S
INSTITUTIONAL SHARES AVERAGE DAILY NET ASSETS. IF THE FUND'S INSTITUTIONAL
SHARES TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.46%, THE FUND'S
INSTITUTIONAL SHARES WILL OPERATE AT THE LOWER EXPENSE RATIO. THIS REIMBURSEMENT
ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT
APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE
MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              USAA INTERMEDIATE-TERM   LIPPER INTERMEDIATE      BARCLAYS CAPITAL
              BOND FUND INSTITUTIONAL   INVESTMENT GRADE         U.S. AGGREGATE
                     SHARES               FUNDS INDEX             BOND INDEX

 7/31/2008          $10,000.00           $10,000.00              $10,000.00
 8/31/2008            9,995.51            10,059.87               10,094.91
 9/30/2008            9,603.48             9,746.71                9,959.32
10/31/2008            8,941.32             9,383.98                9,724.23
11/30/2008            8,771.29             9,368.53               10,040.76
12/31/2008            8,673.92             9,717.05               10,415.37
 1/31/2009            8,706.83             9,702.33               10,323.47
 2/28/2009            8,650.28             9,593.70               10,284.50
 3/31/2009            8,827.96             9,775.08               10,427.47
 4/30/2009            9,040.93             9,943.81               10,477.33
 5/31/2009            9,652.88            10,182.10               10,553.32
 6/30/2009            9,929.45            10,304.54               10,613.35
 7/31/2009           10,289.85            10,603.29               10,784.54
 8/31/2009           10,619.91            10,754.73               10,896.20
 9/30/2009           10,969.35            10,951.61               11,010.66
10/31/2009           11,170.03            11,051.31               11,065.03
11/30/2009           11,330.16            11,187.97               11,208.28
12/31/2009           11,372.15            11,106.69               11,033.08
 1/31/2010           11,697.42            11,307.34               11,201.62
 2/28/2010           11,779.67            11,364.32               11,243.45
 3/31/2010           11,949.41            11,427.73               11,229.63
 4/30/2010           12,193.02            11,586.31               11,346.52
 5/31/2010           12,056.28            11,591.25               11,442.00
 6/30/2010           12,167.42            11,778.25               11,621.43
 7/31/2010           12,399.31            11,941.09               11,745.42

                                [END CHART]

                    Data from 7/31/08 through 7/31/10.*
                    See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the
USAA Intermediate-Term Bond Fund Institutional Shares to the benchmarks.

*The performance of the Barclays Capital U.S. Aggregate Bond Index and the
Lipper Intermediate Investment Grade Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is
August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                    o PORTFOLIO RATINGS MIX -- 7/31/2010 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                     23.9%
AA                                                                       6.3%
A                                                                       19.2%
BBB                                                                     39.6%
BELOW INVESTMENT-GRADE                                                   9.8%
SECURITIES WITH SHORT-TERM INVESTMENT-GRADE RATINGS                      1.0%
UNRATED                                                                  0.2%

                                 [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment- grade quality. This chart reflects the highest rating of either Moody's Investors
Service, Standard & Poor's Ratings, Fitch Ratings, Dominion Bond Rating Service
Ltd., or A.M. Best Co., Inc., and includes any related credit enhancements. Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Investment
Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government are not rated but are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-40.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                         o PORTFOLIO MIX* -- 7/31/2010 o

                          [PIE CHART OF PORTFOLIO MIX]

CORPORATE OBLIGATIONS                                                  55.9%
COMMERCIAL MORTGAGE SECURITIES                                         17.8%
ASSET-BACKED SECURITIES                                                 8.9%
EURODOLLAR AND YANKEE OBLIGATIONS                                       6.3%
U.S. TREASURY SECURITIES                                                4.1%
MUNICIPAL BONDS                                                         3.1%
PREFERRED SECURITIES                                                    1.6%
MONEY MARKET FUNDS                                                      1.0%
U.S. GOVERNMENT AGENCY ISSUES                                           0.4%

                                   [END CHART]

         Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended
July 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

0.84% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $68,232,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  17

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Intermediate-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
USAA Intermediate-Term Bond Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 17, 2010

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            CORPORATE OBLIGATIONS (55.9%)

            CONSUMER DISCRETIONARY (2.2%)
            ----------------------------
            APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
$   2,099   Kellwood Co.                                                    7.88%      7/15/2011     $    1,590
                                                                                                     ----------
            AUTOMOTIVE RETAIL (0.1%)
    1,000   AutoZone, Inc.                                                  5.75       1/15/2015          1,117
                                                                                                     ----------
            CABLE & SATELLITE (0.4%)
      975   Charter Communications Operating, LLC(a)                        2.32(b)    3/06/2014            927
    1,000   Comcast Corp.                                                   6.50       1/15/2017          1,167
    1,000   Time Warner Cable, Inc.                                         8.25       2/14/2014          1,193
    2,000   Virgin Media Secured Finance(c)                                 6.50       1/15/2018          2,080
                                                                                                     ----------
                                                                                                          5,367
                                                                                                     ----------
            CASINOS & GAMING (0.1%)
      134   Harrah's Operating Co., Inc.                                   10.00       2/01/2016            113
      950   Seminole Tribe of Florida(c)                                    7.80      10/01/2020            876
                                                                                                     ----------
                                                                                                            989
                                                                                                     ----------
            DEPARTMENT STORES (0.7%)
    5,000   J.C. Penney Co., Inc.                                           5.65       6/01/2020          5,050
    1,000   Macy's Retail Holdings, Inc.                                    7.45      10/15/2016          1,058
    3,221   Macy's Retail Holdings, Inc.                                    7.45       7/15/2017          3,551
                                                                                                     ----------
                                                                                                          9,659
                                                                                                     ----------
            HOTELS, RESORTS, & CRUISE LINES (0.1%)
    2,000   Starwood Hotels & Resorts Worldwide, Inc.                       7.88      10/15/2014          2,215
                                                                                                     ----------
            HOUSEHOLD APPLIANCES (0.3%)
    3,000   Stanley Works Capital Trust I                                   5.90      12/01/2045          2,875
    1,000   Whirlpool Corp.                                                 7.75       7/15/2016          1,171
                                                                                                     ----------
                                                                                                          4,046
                                                                                                     ----------
            LEISURE PRODUCTS (0.1%)
    2,000   Hasbro, Inc.                                                    6.13       5/15/2014          2,173
                                                                                                     ----------
            SPECIALIZED CONSUMER SERVICES (0.1%)
    1,000   Service Corp. International                                     7.63      10/01/2018          1,050
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            SPECIALTY STORES (0.2%)
$   2,000   Staples, Inc.                                                  9.75%       1/15/2014     $    2,466
                                                                                                     ----------
            Total Consumer Discretionary                                                                 30,672
                                                                                                     ----------
            CONSUMER STAPLES (2.0%)
            ----------------------
            AGRICULTURAL PRODUCTS (0.4%)
    2,000   Cargill, Inc.(c)                                               6.00       11/27/2017          2,312
    3,000   Viterra, Inc.(c)                                               5.95        8/01/2020          2,984
                                                                                                     ----------
                                                                                                          5,296
                                                                                                     ----------
            BREWERS (0.2%)
    2,000   Anheuser-Busch Companies, Inc.(c)                              7.20        1/15/2014          2,317
                                                                                                     ----------
            DISTILLERS & VINTNERS (0.2%)
    3,000   Constellation Brands, Inc.                                     7.25        5/15/2017          3,135
                                                                                                     ----------
            DRUG RETAIL (0.9%)
   13,600   CVS Caremark Corp.                                             6.30        6/01/2037         12,517
                                                                                                     ----------
            FOOD RETAIL (0.1%)
    1,593   Ahold Lease USA, Inc.                                          7.82        1/02/2020          1,767
                                                                                                     ----------
            SOFT DRINKS (0.1%)
    1,000   Coca Cola Enterprises, Inc.                                    7.38        3/03/2014          1,202
                                                                                                     ----------
            TOBACCO (0.1%)
    1,000   Universal Corp.                                                5.00        9/01/2011          1,022
                                                                                                     ----------
            Total Consumer Staples                                                                       27,256
                                                                                                     ----------
            ENERGY (8.6%)
            ------------
            INTEGRATED OIL & GAS (0.4%)
    2,000   Hess Corp.                                                     8.13        2/15/2019          2,577
    1,000   Marathon Oil Corp.                                             6.50        2/15/2014          1,135
    1,000   Occidental Petroleum Corp.                                     7.00       11/01/2013          1,173
    1,000   Polar Tankers, Inc.(c)                                         5.95        5/10/2037          1,072
                                                                                                     ----------
                                                                                                          5,957
                                                                                                     ----------
            OIL & GAS DRILLING (0.5%)
    2,000   Nabors Industries, Inc.                                        9.25        1/15/2019          2,547
    2,000   Transocean, Inc.                                               1.50       12/15/2037          1,850
    2,000   Transocean, Inc.                                               1.50       12/15/2037          1,748
                                                                                                     ----------
                                                                                                          6,145
                                                                                                     ----------
            OIL & GAS EQUIPMENT & SERVICES (0.3%)
    2,000   Seacor Holdings, Inc.(d)                                       5.88       10/01/2012          2,071
    2,000   Weatherford International Ltd.                                 9.63        3/01/2019          2,536
                                                                                                     ----------
                                                                                                          4,607
                                                                                                     ----------

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            OIL & GAS EXPLORATION & PRODUCTION (1.4%)
$   2,500   Anadarko Petroleum Corp.                                       6.13%       3/15/2012     $    2,518
    4,000   Denbury Resources, Inc.                                        7.50       12/15/2015          4,130
    1,208   Denbury Resources, Inc.                                        9.75        3/01/2016          1,336
    2,000   Devon Energy Corp.                                             6.30        1/15/2019          2,353
    3,000   Newfield Exploration Co.                                       6.88        2/01/2020          3,135
    2,000   Noble Energy, Inc.                                             8.25        3/01/2019          2,499
    1,000   Range Resources Corp.                                          8.00        5/15/2019          1,078
    1,000   XTO Energy, Inc.                                               4.63        6/15/2013          1,099
    1,000   XTO Energy, Inc.                                               5.65        4/01/2016          1,170
                                                                                                     ----------
                                                                                                         19,318
                                                                                                     ----------
            OIL & GAS REFINING & MARKETING (0.4%)
    2,000   Motiva Enterprises, LLC(c)                                     5.75        1/15/2020          2,258
    1,000   Plains All American Pipeline, LP                               8.75        5/01/2019          1,248
    1,000   Sunoco, Inc.                                                   9.63        4/15/2015          1,204
                                                                                                     ----------
                                                                                                          4,710
                                                                                                     ----------
            OIL & GAS STORAGE & TRANSPORTATION (5.6%)
      250   Buckeye Partners, LP                                           5.13        7/01/2017            266
    1,000   DCP Midstream, LLC(c)                                          9.70       12/01/2013          1,202
    1,000   Duke Capital Corp., LLC                                        5.50        3/01/2014          1,082
    1,000   Duke Capital Corp., LLC                                        8.00       10/01/2019          1,240
    3,000   El Paso Corp.                                                  7.75        1/15/2032          3,022
    2,000   El Paso Energy Corp.(c),(d)                                    5.90        4/01/2017          2,145
    2,000   El Paso Pipeline Partners Operating, LLC                       6.50        4/01/2020          2,126
    9,000   Enbridge Energy Partners, LP                                   8.05       10/01/2037          8,878
    1,000   Energy Transfer Partners, LP                                   6.00        7/01/2013          1,086
    1,000   Energy Transfer Partners, LP                                   9.70        3/15/2019          1,260
    1,000   Enterprise Products Operating, LP                              8.38        8/01/2066          1,020
    5,000   Enterprise Products Operating, LP                              7.00        6/01/2067          4,514
    3,550   Enterprise Products Operating, LP                              7.03        1/15/2068          3,395
    2,000   Gulf South Pipeline Co., LP                                    5.75        8/15/2012          2,142
    2,000   Kaneb Pipe Line Operating Partnership, LP                      5.88        6/01/2013          2,148
    2,405   Kinder Morgan Finance Co.                                      5.70        1/05/2016          2,411
    6,000   NGPL PipeCo, LLC(c)                                            6.51       12/15/2012          6,291
    2,000   NGPL PipeCo, LLC(d)                                            7.12       12/15/2017          2,109
    2,000   Oneok Partners, LP                                             8.63        3/01/2019          2,568
    1,000   Rockies Express Pipeline, LLC(c)                               3.90        4/15/2015            990
    2,000   Sabine Pass LNG, LP(d)                                         7.25       11/30/2013          1,875
    6,110   SourceGas, LLC(c)                                              5.90        4/01/2017          5,967
    3,000   Southeast Supply Header(c)                                     4.85        8/15/2014          3,183
    7,750   Southern Union Co.                                             7.20       11/01/2066          6,917
    1,000   Spectra Energy Capital, LLC                                    5.90        9/15/2013          1,096

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   2,000   Sunoco Logistics Partners Operations, LP                       8.75%       2/15/2014     $    2,338
    1,000   Tennessee Gas Pipeline Co.                                     8.00        2/01/2016          1,180
    2,000   Tennessee Gas Pipeline Co.                                     7.00       10/15/2028          2,154
      500   Transcontinental Gas Pipeline Corp.                            8.88        7/15/2012            568
    1,000   Valero Logistics Operations, LP                                6.05        3/15/2013          1,069
                                                                                                     ----------
                                                                                                         76,242
                                                                                                     ----------
            Total Energy                                                                                116,979
                                                                                                     ----------
            FINANCIALS (24.7%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    2,000   Mellon Bank, N.A.                                              5.45        4/01/2016          2,227
                                                                                                     ----------
            CONSUMER FINANCE (0.7%)
    3,000   American Express Co.                                           6.80        9/01/2066          2,947
    1,000   American Honda Finance Corp.(c)                                6.70       10/01/2013          1,143
      965   Capital One Financial Corp.                                    7.69        8/15/2036            970
    1,000   Ford Motor Credit Co., LLC                                     7.50        8/01/2012          1,046
    2,000   Ford Motor Credit Co., LLC                                     7.00       10/01/2013          2,084
    1,266   General Motors Acceptance Corp.                                6.88        8/28/2012          1,299
                                                                                                     ----------
                                                                                                          9,489
                                                                                                     ----------
            DIVERSIFIED BANKS (2.0%)
    1,000   Comerica Bank                                                  5.20        8/22/2017          1,045
    5,000   Comerica Capital Trust II                                      6.58        2/20/2037          4,650
    1,000   Emigrant Bancorp, Inc.(c)                                      6.25        6/15/2014            761
    1,000   First Tennessee Bank, N.A.                                     4.63        5/15/2013            996
    3,000   First Tennessee Bank, N.A.                                     5.65        4/01/2016          2,950
    2,000   First Union National Bank, FL                                  6.18        2/15/2036          2,160
    3,000   First Union National Bank, NC                                  6.18        2/15/2036          3,239
    2,000   Key Bank, N.A.                                                 5.45        3/03/2016          2,117
    2,000   Sovereign Bank                                                 2.05(b)     8/01/2013          1,884
    1,000   Sovereign Bank                                                 2.35(b)     4/01/2014            962
    2,500   USB Realty Corp.(c)                                            6.09                -(e)       1,769
    3,470   Wells Fargo Capital XIII                                       7.70                -(e)       3,574
    1,000   Wells Fargo Capital XV                                         9.75                -(e)       1,091
                                                                                                     ----------
                                                                                                         27,198
                                                                                                     ----------
            INVESTMENT BANKING & BROKERAGE (0.3%)
    3,000   Goldman Sachs Capital II                                       5.79                -(e)       2,421
    2,000   Merrill Lynch & Co., Inc.                                      6.05        8/15/2012          2,142
                                                                                                     ----------
                                                                                                          4,563
                                                                                                     ----------
            LIFE & HEALTH INSURANCE (2.4%)
    2,000   Blue Cross Blue Shield, Inc.                                   8.25       11/15/2011          2,128
    2,000   Great-West Life & Annuity Insurance Co.(c)                     7.15        5/16/2046          1,855

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   3,000   Jackson National Life Global Funding(c)                        5.38%       5/08/2013     $    3,232
    6,000   Lincoln National Corp.                                         7.00        5/17/2066          5,486
    5,000   MetLife Capital Trust X(c)                                     9.25        4/08/2038          5,675
    2,000   Prudential Financial, Inc.                                     6.00       12/01/2017          2,197
    1,000   Prudential Financial, Inc.                                     8.88        6/15/2038          1,113
   10,000   StanCorp Financial Group, Inc.                                 6.90        6/01/2067          8,381
    2,000   Travelers Life & Annuity(c)                                    5.13        8/15/2014          2,191
                                                                                                     ----------
                                                                                                         32,258
                                                                                                     ----------
            MULTI-LINE INSURANCE (3.3%)
    2,000   American General Finance Corp.                                 4.88        7/15/2012          1,890
    2,000   American International Group, Inc.                             8.18        5/15/2058          1,745
    3,000   Farmers Exchange Capital(c)                                    7.05        7/15/2028          2,808
    8,000   Genworth Financial, Inc.                                       6.15       11/15/2066          5,840
   10,000   Glen Meadow(c)                                                 6.51        2/12/2067          7,600
    2,000   HCC Insurance Holdings, Inc.                                   6.30       11/15/2019          2,087
    1,000   ILFC E-Capital Trust I(c)                                      5.90       12/21/2065            685
    2,000   ILFC E-Capital Trust II(c)                                     6.25       12/21/2065          1,370
    2,000   Liberty Mutual Group, Inc.                                     7.30        6/15/2014          2,188
    3,000   Liberty Mutual Group, Inc.(c)                                  7.00        3/15/2037          2,496
    8,735   Nationwide Mutual Insurance Co.(c),(d)                         5.81       12/15/2024          7,651
   10,295   Oil Insurance Ltd.(c)                                          7.56                -(e)       8,913
                                                                                                     ----------
                                                                                                         45,273
                                                                                                     ----------
            MULTI-SECTOR HOLDINGS (0.1%)
     1,000  Leucadia National Corp.                                        7.13        3/15/2017          1,000
                                                                                                     ----------

            OTHER DIVERSIFIED FINANCIAL SERVICES (1.4%)
     1,000  Bank of America Corp.                                          8.00                -(e)       1,008
     1,000  Bank of America Corp.                                          8.13                -(e)       1,007
     2,000  Bank of America Corp.                                          5.75       12/01/2017          2,117
     2,000  Citigroup, Inc.                                                6.38        8/12/2014          2,178
     1,000  First Republic Bank Corp.                                      7.75        9/15/2012          1,086
     2,000  General Electric Capital Corp.                                 4.80        5/01/2013          2,151
     3,000  General Electric Capital Corp.                                 6.38       11/15/2067          2,884
     6,440  General Electric Capital Corp.                                 6.38       11/15/2067          6,158
     1,000  Ohio National Financial Services, Inc.(c)                      6.38        4/30/2020          1,057
                                                                                                     ----------
                                                                                                         19,646
                                                                                                     ----------
            PROPERTY & CASUALTY INSURANCE (3.1%)
     1,000  21st Century Insurance Group                                   5.90       12/15/2013          1,042
     8,000  Allstate Corp.                                                 6.13        5/15/2037          7,350
     1,535  Assured Guaranty U.S. Holdings, Inc.                           7.00        6/01/2034          1,402
     2,425  Assured Guaranty U.S. Holdings, Inc.                           6.40       12/15/2066          1,664
     5,500  Chubb Corp.                                                    6.38        3/29/2067          5,418
     3,000  Financial Security Assurance Holdings Ltd.(c)                  6.40       12/15/2066          2,059

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   2,000   First American Capital Trust I                                  8.50%      4/15/2012     $    2,001
    2,275   Fund American Companies, Inc.                                   5.88       5/15/2013          2,392
    1,000   Infinity Property & Casualty Corp.                              5.50       2/18/2014          1,028
    4,360   Ironshore Holdings US, Inc.(c)                                  8.50       5/15/2020          4,393
    7,000   Progressive Corp.                                               6.70       6/15/2037          6,721
    2,000   RLI Corp.                                                       5.95       1/15/2014          2,102
    5,000   Travelers Companies, Inc.                                       6.25       3/15/2037          4,745
                                                                                                     ----------
                                                                                                         42,317
                                                                                                     ----------
            REGIONAL BANKS (3.6%)
    3,000   AgFirst Farm Credit Bank                                        6.59              -(e)        2,248
    1,750   Bank of Oklahoma                                                5.75      5/15/2017           1,678
    2,000   Chittenden Corp.                                                5.80      2/14/2017           2,000
    2,000   City National Capital Trust I                                   9.63      2/01/2040           2,124
    1,000   City National Corp.                                             5.13      2/15/2013           1,049
    2,000   Cullen/Frost Bankers, Inc.                                      5.75      2/15/2017           1,915
    6,000   Fifth Third Capital Trust IV                                    6.50      4/15/2037           5,205
    2,395   First Empire Capital Trust I                                    8.23      2/01/2027           2,215
    2,000   Fulton Capital Trust I                                          6.29      2/01/2036           1,573
    2,500   Huntington Capital III                                          6.65      5/15/2037           1,882
    4,000   Manufacturers & Traders Trust Co.                               5.63     12/01/2021           3,797
    1,500   National City Preferred Capital Trust I                        12.00              -(e)        1,671
    5,000   PNC Preferred Funding Trust III(c)                              8.70      3/29/2049           5,235
    2,000   Susquehanna Bancshares, Inc.                                    2.16(b)   5/01/2014           1,538
    2,000   TCF Financial Bank                                              2.17(b)   6/15/2014           1,813
    2,000   TCF National Bank                                               5.50      2/01/2016           1,945
    2,000   U.S. AgBank, FCB(c)                                             6.11              -(e)        1,473
    2,500   Union Planters Corp.                                            7.75      3/01/2011           2,533
    4,000   Webster Capital Trust IV                                        7.65      6/15/2037           3,080
    1,000   Webster Financial Corp.                                         5.13      4/15/2014             967
    1,000   Whitney National Bank                                           5.88      4/01/2017             908
    1,000   Wilmington Trust Corp.                                          8.50      4/02/2018           1,009
    1,000   Zions Bancorp                                                   6.00      9/15/2015             934
                                                                                                     ----------
                                                                                                         48,792
                                                                                                     ----------
            REINSURANCE (0.7%)
    5,624   Max USA Holdings Ltd.(c)                                        7.20       4/14/2017          5,818
    3,000   Platinum Underwriters Finance, Inc.                             7.50       6/01/2017          3,244
                                                                                                     ----------
                                                                                                          9,062
                                                                                                     ----------
            REITs - DIVERSIFIED (0.5%)
    1,000   Liberty Property, LP                                            5.13       3/02/2015          1,042
    1,000   Liberty Property, LP                                            6.63      10/01/2017          1,085
    4,000   Washington REIT                                                 5.35       5/01/2015          4,254
                                                                                                     ----------
                                                                                                          6,381
                                                                                                     ----------

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            REITs - INDUSTRIAL (0.7%)
$   2,500   AMB Property, LP                                               6.30%       6/01/2013     $    2,714
    5,000   ProLogis                                                       6.88        3/15/2020          4,799
    1,000   ProLogis                                                       2.25        4/01/2037            961
    1,000   ProLogis                                                       1.88       11/15/2037            923
                                                                                                     ----------
                                                                                                          9,397
                                                                                                     ----------
            REITs - OFFICE (1.6%)
    2,000   BioMed Realty, LP(c)                                           6.13        4/15/2020          2,092
    2,000   Boston Properties, Inc.                                        5.88       10/15/2019          2,185
    1,500   Boston Properties, LP                                          6.25        1/15/2013          1,644
    2,000   Brandywine Operating Partnership, LP                           7.50        5/15/2015          2,212
    1,000   Brandywine Operating Partnership, LP                           6.00        4/01/2016          1,034
    1,000   Duke Realty, LP                                                5.50        3/01/2016          1,033
    1,000   Duke Realty, LP                                                5.95        2/15/2017          1,042
    1,000   Duke Realty, LP                                                6.50        1/15/2018          1,071
    1,000   HRPT Properties Trust                                          5.75       11/01/2015          1,046
    2,000   HRPT Properties Trust                                          6.25        8/15/2016          2,089
    1,700   HRPT Properties Trust                                          6.25        6/15/2017          1,748
    1,000   HRPT Properties Trust                                          6.65        1/15/2018          1,047
    1,500   Mack-Cali Realty, LP                                           5.80        1/15/2016          1,595
    1,000   Mack-Cali Realty, LP                                           7.75        8/15/2019          1,181
    1,000   Reckson Operating Partnership, LP                              6.00        3/31/2016            975
                                                                                                     ----------
                                                                                                         21,994
                                                                                                     ----------
            REITs - RESIDENTIAL (0.9%)
    2,000   AvalonBay Communities, Inc.                                    5.50        1/15/2012          2,093
    1,330   BRE Properties, Inc.                                           5.50        3/15/2017          1,372
    1,000   ERP Operating, LP                                              6.63        3/15/2012          1,076
    1,965   ERP Operating, LP                                              6.58        4/13/2015          2,277
    1,000   Post Apartment Homes, LP                                       5.45        6/01/2012          1,042
    3,000   UDR, Inc.                                                      5.13        1/15/2014          3,107
    2,000   United Dominion Realty Trust                                   5.25        1/15/2015          2,063
                                                                                                     ----------
                                                                                                         13,030
                                                                                                     ----------
            REITs - RETAIL (1.7%)
    1,000   Developers Diversified Realty Corp.                            5.38       10/15/2012            999
    2,000   Developers Diversified Realty Corp.                            5.50        5/01/2015          1,913
    3,000   Equity One, Inc.                                               6.25       12/15/2014          3,194
    1,000   Federal Realty Investment Trust                                6.20        1/15/2017          1,100
    1,000   National Retail Properties, Inc.                               6.88       10/15/2017          1,104
    1,000   Pan Pacific Retail Properties, Inc.                            7.95        4/15/2011          1,021
    1,000   Pan Pacific Retail Properties, Inc.                            5.25        9/01/2015          1,075
    2,000   Realty Income Corp.                                            5.95        9/15/2016          2,196
    2,000   Regency Centers, LP                                            5.88        6/15/2017          2,130
    3,525   Simon Property Group, LP                                       5.30        5/30/2013          3,838

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   1,000   Simon Property Group, LP                                        6.10%      5/01/2016     $    1,136
    4,000   Weingarten Realty Investors                                     4.86       1/15/2014          4,125
                                                                                                     ----------
                                                                                                         23,831
                                                                                                     ----------
            REITs - SPECIALIZED (1.5%)
    2,000   Entertainment Properties Trust(c)                               7.75       7/15/2020          1,967
    2,000   Health Care Property Investors, Inc.                            6.30       9/15/2016          2,132
    3,000   Health Care REIT, Inc.                                          6.13       4/15/2020          3,178
    3,000   Healthcare Realty Trust                                         6.50       1/17/2017          3,175
    1,000   Hospitality Properties Trust                                    5.13       2/15/2015          1,008
    2,000   Nationwide Health Properties, Inc.                              6.90      10/01/2037          2,061
    2,500   Senior Housing Properties Trust                                 6.75       4/15/2020          2,562
    1,000   Ventas Realty, LP                                               9.00       5/01/2012          1,060
      500   Ventas Realty, LP                                               6.50       6/01/2016            515
    3,000   Ventas Realty, LP                                               6.75       4/01/2017          3,095
                                                                                                     ----------
                                                                                                         20,753
                                                                                                     ----------
            Total Financials                                                                            337,211
                                                                                                     ----------
            HEALTH CARE (0.6%)
            -----------------
            HEALTH CARE EQUIPMENT (0.2%)
    1,000   Baxter International, Inc.                                      4.00       3/01/2014          1,086
    1,000   Hospira, Inc.                                                   6.40       5/15/2015          1,144
    1,000   Hospira, Inc.                                                   6.05       3/30/2017          1,130
                                                                                                     ----------
                                                                                                          3,360
                                                                                                     ----------
            HEALTH CARE FACILITIES (0.1%)
    1,500   HCA, Inc.                                                       7.25       9/15/2020          1,594
                                                                                                     ----------
            HEALTH CARE SERVICES (0.1%)
    1,000   Laboratory Corp. of America                                     5.63      12/15/2015          1,117
                                                                                                     ----------
            MANAGED HEALTH CARE (0.2%)
    2,000   Highmark, Inc.(c)                                               6.80       8/15/2013          2,178
                                                                                                     ----------
            Total Health Care                                                                             8,249
                                                                                                     ----------
            INDUSTRIALS (3.1%)
            -----------------
            AEROSPACE & DEFENSE (0.2%)
    2,500   L 3 Communications Corp.                                        6.38      10/15/2015          2,575
                                                                                                     ----------
            AIR FREIGHT & LOGISTICS (0.2%)
    2,000   FedEx Corp.                                                     7.38       1/15/2014          2,341
                                                                                                     ----------
            AIRLINES (1.0%)
      140   Airplanes Pass-Through Trust                                    0.72(b)    3/15/2019            137
      302   America West Airlines, Inc. Pass-Through Trust                  6.87       1/02/2017            284
    1,637   America West Airlines, Inc. Pass-Through Trust (INS)            7.93       1/02/2019          1,617
    2,466   American Airlines Pass-Through Trust                           10.38       7/02/2019          2,761

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   1,000   American Airlines, Inc. Pass-Through Trust                     6.82%       5/23/2011     $    1,003
    4,798   Continental Airlines, Inc. Pass-Through Trust                  9.00        7/08/2016          5,446
      949   Continental Airlines, Inc. Pass-Through Trust                  6.55        2/02/2019            959
    1,106   Continental Airlines, Inc. Pass-Through Trust (INS)            6.24        3/15/2020          1,034
                                                                                                     ----------
                                                                                                         13,241
                                                                                                     ----------
            BUILDING PRODUCTS (0.2%)
    1,000   Building Materials Corp.(c)                                    7.00        2/15/2020          1,012
    1,000   USG Corp.                                                      6.30       11/15/2016            873
    1,000   USG Corp.                                                      9.50(b)     1/15/2018            987
                                                                                                     ----------
                                                                                                          2,872
                                                                                                     ----------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
    1,000   CNH Global N.V.(c)                                             7.88       12/01/2017          1,053
    1,000   Paccar, Inc.                                                   6.88        2/15/2014          1,167
                                                                                                     ----------
                                                                                                          2,220
                                                                                                     ----------
            DIVERSIFIED SUPPORT SERVICES (0.1%)
    1,000   Iron Mountain, Inc.                                            7.75        1/15/2015          1,015
                                                                                                     ----------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,000   Allied Waste North America, Inc.                               6.88        6/01/2017          2,211
                                                                                                     ----------
            INDUSTRIAL CONGLOMERATES (0.6%)
    2,000   Textron Financial Corp.                                        5.40        4/28/2013          2,092
    3,000   Tyco International Finance                                     8.50        1/15/2019          3,926
    2,000   Tyco International Finance S.A.                                4.13       10/15/2014          2,146
                                                                                                     ----------
                                                                                                          8,164
                                                                                                     ----------
            INDUSTRIAL MACHINERY (0.2%)
    2,000   Ingersoll-Rand GL Holding Co.                                  9.50        4/15/2014          2,472
                                                                                                     ----------
            RAILROADS (0.1%)
    1,357   Southern Capital Corp.(c)                                      5.70        6/30/2023            924
                                                                                                     ----------
            SECURITY & ALARM SERVICES (0.2%)
    2,000   Corrections Corp. of America                                   7.75        6/01/2017          2,145
    1,000   Geo Group, Inc.(c)                                             7.75       10/15/2017          1,038
                                                                                                     ----------
                                                                                                          3,183
                                                                                                     ----------
            TRUCKING (0.1%)
    1,000   ERAC USA Finance Co.(c)                                        6.20       11/01/2016          1,109
                                                                                                     ----------
            Total Industrials                                                                            42,327
                                                                                                     ----------
            INFORMATION TECHNOLOGY (0.1%)
            ----------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
    1,000   Computer Sciences Corp.                                        5.50        3/15/2013          1,086
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            MATERIALS (1.7%)
            ---------------
            COMMODITY CHEMICALS (0.1%)
$   1,047   Sweetwater Investors, LLC(c)                                   5.88%       5/15/2014     $      953
                                                                                                     ----------
            DIVERSIFIED CHEMICALS (0.4%)
    2,000   Chevron Phillips Chemical Co., LP(c)                           7.00        6/15/2014          2,315
    2,000   Dow Chemical Co.                                               5.90        2/15/2015          2,220
    1,000   E.I. du Pont de Nemours and Co.                                6.00        7/15/2018          1,181
                                                                                                     ----------
                                                                                                          5,716
                                                                                                     ----------
            DIVERSIFIED METALS & MINING (0.3%)
    3,000   Rio Tinto Finance (USA) Ltd.                                   8.95        5/01/2014          3,695
                                                                                                     ----------
            GOLD (0.2%)
    2,000   Barrick Gold Finance Co., LLC                                  6.13        9/15/2013          2,259
                                                                                                     ----------
            METAL & GLASS CONTAINERS (0.3%)
    2,000   Ball Corp.                                                     6.63        3/15/2018          2,070
    2,725   Silgan Holdings, Inc.                                          7.25        8/15/2016          2,820
                                                                                                     ----------
                                                                                                          4,890
                                                                                                     ----------
            PAPER PRODUCTS (0.2%)
    3,000   International Paper Co.                                        7.50        8/15/2021          3,606
                                                                                                     ----------
            STEEL (0.2%)
    2,000   Allegheny Technologies, Inc.                                   9.38        6/01/2019          2,369
                                                                                                     ----------
            Total Materials                                                                              23,488
                                                                                                     ----------
            MUNICIPAL BONDS (0.5%)
            ---------------------
            EDUCATION (0.3%)
    3,000   Rensselaer Polytechnic Institute                               5.60        9/01/2020          3,269
                                                                                                     ----------
            HOSPITAL (0.2%)
    3,000   Novant Health, Inc.                                            5.35       11/01/2016          3,252
                                                                                                     ----------
            Total Municipal Bonds                                                                         6,521
                                                                                                     ----------
            TELECOMMUNICATION SERVICES (1.3%)
            --------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
    5,000   Qwest Communications International, Inc.(c)                    7.13        4/01/2018          5,200
    4,000   Qwest Corp.                                                    8.38        5/01/2016          4,570
    1,000   Verizon Communications, Inc.                                   5.25        4/15/2013          1,106
    2,000   Windstream Corp.                                               7.88       11/01/2017          2,045
                                                                                                     ----------
                                                                                                         12,921
                                                                                                     ----------

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            WIRELESS TELECOMMUNICATION SERVICES (0.3%)
$   1,000   AT&T Wireless Services, Inc.                                   7.88%       3/01/2011     $    1,041
    3,000   Verizon Wireless Capital LLC                                   5.55        2/01/2014          3,393
                                                                                                     ----------
                                                                                                          4,434
                                                                                                     ----------
            Total Telecommunication Services                                                             17,355
                                                                                                     ----------
            UTILITIES (11.1%)
            ----------------
            ELECTRIC UTILITIES (5.4%)
    1,000   Ameren UE                                                      5.10       10/01/2019          1,085
    1,000   Baltimore Gas and Electric Co.                                 5.90       10/01/2016          1,167
      981   Bruce Mansfield Unit 1 & 2 2007 Pass-Through Trust             6.85        6/01/2034          1,035
    1,045   Carolina Power & Light Co.                                     6.13        9/15/2033          1,205
    1,384   Cedar Brakes II, LLC(c)                                        9.88        9/01/2013          1,452
    2,000   Cleveland Electric Illuminating Co.                            8.88       11/15/2018          2,586
    2,000   Commonwealth Edison Co.                                        5.80        3/15/2018          2,303
    1,000   Duke Energy Carolinas, LLC                                     5.75       11/15/2013          1,141
      510   Entergy Gulf States, Inc.                                      5.70        6/01/2015            511
    1,000   Entergy Louisiana Holdings, Inc.                               5.83       11/01/2010          1,002
    2,000   Entergy Mississippi, Inc.                                      5.92        2/01/2016          2,028
      708   FPL Energy National Wind, LLC(c)                               5.61        3/10/2024            707
    4,000   FPL Group Capital, Inc.                                        6.35       10/01/2066          3,690
    1,000   FPL Group Capital, Inc.                                        7.30        9/01/2067          1,013
    3,000   Great Plains Energy, Inc.                                      6.88        9/15/2017          3,394
    1,000   Illinois Power Co.                                             6.13       11/15/2017          1,127
    2,000   Illinois Power Co.                                             9.75       11/15/2018          2,632
    2,000   Indiana Michigan Power Co.                                     7.00        3/15/2019          2,396
    2,320   ITC Holdings Corp.(c)                                          5.25        7/15/2013          2,429
    2,000   Metropolitan Edison Co.                                        7.70        1/15/2019          2,433
    1,000   MidAmerican Energy Holdings Co.                                5.88       10/01/2012          1,090
    1,000   Nevada Power Co.                                               6.50        5/15/2018          1,174
    1,000   New York State Electric & Gas Corp.                            5.50       11/15/2012          1,071
    2,000   Northeast Utilities                                            5.65        6/01/2013          2,171
    1,700   Northern States Power Co.                                      8.00        8/28/2012          1,944
      117   Oglethorpe Power Corp.                                         6.97        6/30/2011            118
    2,000   Oglethorpe Power Corp.                                         6.10        3/15/2019          2,338
    2,000   Otter Tail Corp.                                               9.00       12/15/2016          2,095
    9,600   PPL Capital Funding, Inc.                                      6.70        3/30/2067          8,579
    2,000   PPL Energy Supply, LLC                                         6.40       11/01/2011          2,123
    1,000   PSI Energy, Inc.                                               6.05        6/15/2016          1,164
    3,000   Public Service Co. of New Mexico                               7.95        5/15/2018          3,190
    1,000   Public Service Co. of Oklahoma                                 6.15        8/01/2016          1,147
    1,000   Sierra Pacific Power Co.                                       6.25        4/15/2012          1,072
    4,000   Texas - New Mexico Power Co.(c)                                9.50        4/01/2019          5,080

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$     972   Texas Competitive Electric Holdings Co., LLC(a)                3.86%(b)   10/10/2014     $      758
      972   Texas Competitive Electric Holdings Co., LLC(a)                3.85(b)    10/10/2014            757
      759   Tristate General & Transport Association(c)                    6.04        1/31/2018            829
    1,000   Union Electric Co.                                             6.70        2/01/2019          1,186
    1,000   Virginia Electric Power Co.                                    5.40        1/15/2016          1,127
                                                                                                     ----------
                                                                                                         74,349
                                                                                                     ----------
            GAS UTILITIES (1.7%)
    2,000   AGL Capital Corp.                                              6.38        7/15/2016          2,235
    2,000   Atmos Energy Corp.                                             6.35        6/15/2017          2,244
    1,000   Atmos Energy Corp.                                             8.50        3/15/2019          1,284
    1,000   CenterPoint Energy Resources Corp.                             5.95        1/15/2014          1,106
    1,000   EQT Corp.                                                      8.13        6/01/2019          1,210
    2,000   Equitable Resources Foundation, Inc.                           6.50        4/01/2018          2,198
    2,000   Florida Gas Transmission Co.(c)                                7.90        5/15/2019          2,442
    3,000   Florida Gas Transmission Co.(c)                                5.45        7/15/2020          3,181
    3,000   Gulfstream Natural Gas(c)                                      6.95        6/01/2016          3,555
    1,000   National Fuel Gas Co.                                          7.38        6/13/2025          1,130
    1,000   Northern Natural Gas Co.(c)                                    5.38       10/31/2012          1,079
    1,000   Questar Pipeline Co.                                           5.83        2/01/2018          1,121
    1,000   Southern Star Central Gas Pipeline, Inc.(c)                    6.00        6/01/2016          1,033
                                                                                                     ----------
                                                                                                         23,818
                                                                                                     ----------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
    2,680   IPALCO Enterprises, Inc.(c)                                    7.25        4/01/2016          2,827
    2,000   Transalta Corp.                                                4.75        1/15/2015          2,137
                                                                                                     ----------
                                                                                                          4,964
                                                                                                     ----------
            MULTI-UTILITIES (3.4%)
    1,000   Ameren Corp.                                                   8.88        5/15/2014          1,161
    3,500   Black Hills Corp.                                              6.50        5/15/2013          3,815
    3,000   Black Hills Corp.                                              5.88        7/15/2020          3,089
    2,000   CenterPoint Energy Houston Electric, LLC                       7.00        3/01/2014          2,338
    1,000   CenterPoint Energy, Inc.                                       7.25        9/01/2010          1,004
    2,000   CMS Energy Corp.                                               6.25        2/01/2020          2,002
    1,000   Dominion Resources, Inc.                                       8.88        1/15/2019          1,335
    5,000   Dominion Resources, Inc.                                       7.50        6/30/2066          4,987
    1,000   Energy East Corp.                                              6.75        6/15/2012          1,079
    8,025   Integrys Energy Group, Inc.                                    6.11       12/01/2066          7,242
    1,000   NiSource Finance Corp.                                         6.40        3/15/2018          1,111
    1,000   Puget Sound Energy, Inc.                                       6.75        1/15/2016          1,180
    7,500   Puget Sound Energy, Inc.                                       6.97        6/01/2067          7,008
    2,000   Sempra Energy                                                  9.80        2/15/2019          2,713
    6,890   Wisconsin Energy Corp.                                         6.25        5/15/2067          6,365
                                                                                                     ----------
                                                                                                         46,429
                                                                                                     ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            WATER UTILITIES (0.2%)
$   2,000   American Water Capital Corp.                                   6.09%      10/15/2017     $    2,200
                                                                                                     ----------
            Total Utilities                                                                             151,760
                                                                                                     ----------
            Total Corporate Obligations (cost: $705,943)                                                762,904
                                                                                                     ----------

            EURODOLLAR AND YANKEE OBLIGATIONS (6.3%)

            ENERGY (1.2%)
            ------------
            INTEGRATED OIL & GAS (0.2%)
    1,000   Husky Energy, Inc.                                             7.25       12/15/2019          1,228
    1,000   Nakilat, Inc.(c)                                               6.07       12/31/2033          1,018
      267   PEMEX Finance Ltd.                                             8.88       11/15/2010            271
      150   PEMEX Finance Ltd.                                             9.03        2/15/2011            152
                                                                                                     ----------
                                                                                                          2,669
                                                                                                     ----------
            OIL & GAS DRILLING (0.0%)
      222   Delek & Avner-Yam Tethys Ltd.(c)                               1.44(b)     8/01/2013            222
      336   Delek & Avner-Yam Tethys Ltd.(c)                               5.33        8/01/2013            339
                                                                                                     ----------
                                                                                                            561
                                                                                                     ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    1,500   Talisman Energy, Inc.                                          7.75        6/01/2019          1,876
    2,000   Woodside Finance Ltd.(c)                                       8.75        3/01/2019          2,505
                                                                                                     ----------
                                                                                                          4,381
                                                                                                     ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.7%)
    2,000   TransCanada Pipelines Ltd.                                     7.13        1/15/2019          2,488
    7,350   TransCanada Pipelines Ltd.                                     6.35        5/15/2067          6,697
                                                                                                     ----------
                                                                                                          9,185
                                                                                                     ----------
            Total Energy                                                                                 16,796
                                                                                                     ----------
            FINANCIALS (3.4%)
            ----------------
            DIVERSIFIED BANKS (1.4%)
    3,000   BayernLB Capital Trust I                                       6.20                -(e)       1,470
    4,000   ING Groep N.V.                                                 5.78                -(e)       3,280
    3,000   LBG Capital No. 1 plc                                          7.88       11/01/2020          2,715
    2,000   LBG Capital No.1 plc                                           8.00                -(e)       1,700
    1,000   Lloyds TSB Bank plc(c)                                         4.38        1/12/2015          1,014
    2,000   National Capital Trust II(c)                                   5.49                -(e)       1,796
    2,000   Nordea Bank AB(c)                                              5.42                -(e)       1,781
    4,000   Royal Bank of Scotland Group plc(k)                            7.64                -(e)       2,500
    2,000   Standard Chartered plc(c)                                      6.41                -(e)       1,820
    1,000   Westpac Capital Trust IV(c)                                    5.26                -(e)         927
                                                                                                     ----------
                                                                                                         19,003
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
$   1,000   Brookfield Asset Management, Inc.                              7.13%       6/15/2012     $    1,070
      500   Brookfield Asset Management, Inc.                              5.80        4/25/2017            515
                                                                                                     ----------
                                                                                                          1,585
                                                                                                     ----------
            MULTI-LINE INSURANCE (0.6%)
    2,000   AXA S.A.(c)                                                    6.46                -(e)       1,600
    1,500   AXA SA                                                         3.28(b)             -(e)         982
    2,500   ZFS Finance USA Trust I(c)                                     6.15       12/15/2065          2,450
    3,000   ZFS Finance USA Trust II(c)                                    6.45       12/15/2065          2,760
                                                                                                     ----------
                                                                                                          7,792
                                                                                                     ----------
            PROPERTY & CASUALTY INSURANCE (0.9%)
    2,000   Allied World Assurance Holdings Ltd.                           7.50        8/01/2016          2,223
    3,000   Catlin Insurance Co. Ltd.(c)                                   7.25                -(e)       2,430
    9,000   QBE Insurance Group Ltd.(c)                                    5.65        7/01/2023          8,101
                                                                                                     ----------
                                                                                                         12,754
                                                                                                     ----------
            REITs - RETAIL (0.2%)
    2,000   WEA Finance(c)                                                 5.75        9/02/2015          2,216
                                                                                                     ----------
            SPECIALIZED FINANCE (0.2%)
    4,000   XL Capital Ltd.                                                6.50               -(e)        3,080
                                                                                                     ----------
            Total Financials                                                                             46,430
                                                                                                     ----------
            INDUSTRIALS (0.6%)

            ------------------
            BUILDING PRODUCTS (0.3%)
    2,000   CRH America, Inc.                                              6.00        9/30/2016          2,225
    2,000   CRH America, Inc.                                              5.63        9/30/2011          2,082
                                                                                                     ----------
                                                                                                          4,307
                                                                                                     ----------
            INDUSTRIAL CONGLOMERATES (0.3%)
    2,000   Hutchison Whampoa Ltd.(c)                                      7.63        4/09/2019          2,443
    1,000   Siemens Financieringsmat(c)                                    6.13        8/17/2026          1,129
                                                                                                     ----------
                                                                                                          3,572
                                                                                                     ----------
            Total Industrials                                                                             7,879
                                                                                                     ----------
            MATERIALS (0.9%)
            ---------------
            DIVERSIFIED METALS & MINING (0.5%)
    2,000   Glencore Funding, LLC(c)                                       6.00        4/15/2014          2,022
    3,000   Noranda, Inc.                                                  6.00       10/15/2015          3,305
    1,000   Teck Resources Ltd.                                           10.75        5/15/2019          1,251
                                                                                                     ----------
                                                                                                          6,578
                                                                                                     ----------
            GOLD (0.2%)
    2,000   Barrick Gold Corp.                                             6.95        4/01/2019          2,464
                                                                                                     ----------

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            PAPER PRODUCTS (0.1%)
$   2,000   Sappi Papier Holding AG(c)                                     6.75%       6/15/2012     $    1,999
                                                                                                     ----------
            STEEL (0.1%)
    1,000   ArcelorMittal                                                  9.00        2/15/2015          1,205
                                                                                                     ----------
            Total Materials                                                                              12,246
                                                                                                     ----------
            TELECOMMUNICATION SERVICES (0.2%)
            --------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    2,000   Telecom Italia Capital                                         5.25       11/15/2013          2,111
                                                                                                     ----------
            Total Eurodollar and Yankee Obligations (cost: $85,351)                                      85,462
                                                                                                     ----------

            ASSET-BACKED SECURITIES (8.9%)

            FINANCIALS (8.9%)
            ----------------
            ASSET-BACKED FINANCING (8.9%)
      313   Aerco Ltd.(c)                                                  0.86        7/15/2025            293
    7,000   AESOP Funding II, LLC(c)                                       0.56        3/20/2012          6,930
    3,000   AESOP Funding II, LLC(c)                                       9.31       10/20/2013          3,343
    5,000   AESOP Funding II, LLC                                          6.74        5/20/2016          5,248
    2,000   American Express Credit Account Master Trust(c)                0.62        3/17/2014          1,992
    3,000   American Express Credit Account Master Trust(c)                0.69        9/15/2016          2,962
    5,000   AmeriCredit Automobile Receivables Trust                       6.96       10/14/2014          5,366
    2,000   Banc of America Securities Auto Trust                          5.51        2/19/2013          2,005
    4,405   Bank One Issuance Trust                                        4.77        2/16/2016          4,707
    2,000   Bank One Issuance Trust                                        1.14(b)     2/15/2017          1,957
    2,000   Cabela's Credit Card Master Note Trust(c)                      5.26       10/15/2014          2,092
       55   Capital One Auto Finance Trust                                 5.03        4/15/2012             55
      555   Capital One Auto Finance Trust                                 5.13        4/16/2012            561
      637   Capital One Auto Finance Trust                                 0.37(b)     5/15/2013            633
    3,000   Capital One Multi-Asset Execution Trust                        6.00        8/15/2013          3,026
    1,204   Caterpillar Financial Asset Trust                              4.94        4/25/2014          1,225
    2,506   CenterPoint Energy Transition Bond Co. III, LLC                4.19        2/01/2020          2,731
    4,703   Centre Point Funding, LLC(c)                                   5.43        7/20/2015          4,926
    1,000   Citibank Credit Card Issuance Trust                            6.95        2/18/2014          1,071
    4,000   Citibank Credit Card Issuance Trust                            6.30        6/20/2014          4,286
    1,000   Citibank Credit Card Issuance Trust                            5.50        3/24/2017          1,071
    1,000   Citibank Credit Card Issuance Trust                            5.65        9/20/2019          1,171
    5,000   Credit Acceptance Auto Loan Trust(c)                           5.68        5/15/2017          5,080
      354   Detroit Edison Securitization Funding, LLC                     6.19        3/01/2013            361
    2,000   Ford Credit Auto Owner Trust                                   2.09(b)     4/15/2013          2,039
    1,000   GE Capital Credit Card Master Note Trust                       0.38(b)     3/15/2015            987
    5,000   GE Capital Credit Card Master Note Trust                       4.47        3/15/2020          5,320
      593   GE Equipment Midticket, LLC                                    0.37(b)    10/15/2012            593

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   2,463   GE Equipment Midticket, LLC                                    0.49%(b)    9/15/2017     $    2,425
    2,236   GE Equipment Midticket, LLC                                    0.66(b)     9/15/2017          2,169
    1,333   Hertz Vehicle Financing, LLC(c)                                5.08       11/25/2011          1,343
    1,333   Hertz Vehicle Financing, LLC(c)                                5.08       11/25/2011          1,343
    3,000   Hertz Vehicle Financing, LLC(c)                                4.26        3/25/2014          3,145
    5,000   Hertz Vehicle Financing, LLC(c)                                5.93        3/25/2016          5,140
    2,000   Hertz Vehicle Financing, LLC                                   6.44        2/15/2019          2,016
    2,459   Huntington Auto Trust(c)                                       4.81        4/16/2012          2,488
    2,000   Hyundai Auto Receivables Trust                                 5.48       11/17/2014          2,169
    2,000   MBNA Master Credit Card Note Trust                             6.80        7/15/2014          2,138
    7,500   Rental Car Finance Corp.(c),(d)                                0.47        7/25/2013          7,010
    5,289   SLM Student Loan Trust                                         0.86(b)     4/25/2025          4,596
    6,045   SLM Student Loan Trust                                         0.88(b)     4/25/2025          4,971
    1,479   SLM Student Loan Trust                                         0.70(b)    10/27/2025          1,204
    1,783   SLM Student Loan Trust                                         1.05(b)    10/25/2038          1,551
    2,134   Trinity Rail Leasing, LP (INS)                                 5.27        8/14/2027          2,102
    4,620   Trinity Rail Leasing, LP(c)                                    5.90        5/14/2036          4,318
                                                                                                     ----------
            Total Financials                                                                            122,159
                                                                                                     ----------
            Total Asset-Backed Securities (cost: $114,093)                                              122,159
                                                                                                     ----------
            COMMERCIAL MORTGAGE SECURITIES (17.8%)

            FINANCIALS (17.8%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (17.4%)
    2,000   Banc of America Commercial Mortgage, Inc.                      6.42        1/10/2018          1,627
    2,000   Banc of America Commercial Mortgage, Inc.                      6.33        5/11/2035          2,035
    2,000   Banc of America Commercial Mortgage, Inc.                      6.97        4/15/2036          2,035
      870   Banc of America Commercial Mortgage, Inc.                      6.56        4/11/2037            844
    2,000   Banc of America Commercial Mortgage, Inc.                      4.50        7/10/2042          2,021
    1,000   Banc of America Commercial Mortgage, Inc.                      5.34       11/10/2042            851
    1,000   Banc of America Commercial Mortgage, Inc.                      5.34       11/10/2042            749
    5,400   Banc of America Commercial Mortgage, Inc.                      4.51       12/10/2042          5,584
    2,000   Banc of America Commercial Mortgage, Inc.                      4.77        7/10/2043          1,628
    4,000   Banc of America Commercial Mortgage, Inc.                      5.91        5/10/2045          4,320
    7,523   Banc of America Commercial Mortgage, Inc.                      5.18       10/10/2045          7,198
    4,787   Banc of America Commercial Mortgage, Inc.                      5.35        9/10/2047          4,644
      954   Banc of America Commercial Mortgage, Inc.(c)                   5.50        9/10/2047            879
    3,340   Banc of America Commercial Mortgage, Inc.(c)                   5.64        9/10/2047          3,041
    1,000   BCRR Trust(c)                                                  5.86        7/17/2040            856
    1,500   Bear Stearns Commercial Mortgage Securities, Inc.(c)           6.00        6/16/2030          1,465
    3,000   Bear Stearns Commercial Mortgage Securities, Inc.              5.63        4/12/2038          3,228
    2,000   Bear Stearns Commercial Mortgage Securities, Inc.              5.53       10/12/2041          2,208
    1,932   Bear Stearns Commercial Mortgage Securities, Inc.              4.82        2/13/2042          2,027

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   4,000   Chase Commercial Mortgage Securities Corp.                     7.73%       1/15/2032     $    4,003
    1,620   Citigroup Commercial Mortgage Trust                            4.83        5/15/2043          1,528
    2,300   Citigroup Commercial Mortgage Trust                            5.40        7/15/2044          2,497
    2,000   Citigroup Commercial Mortgage Trust(c)                         4.83        9/20/2051          1,837
    1,000   Commercial Mortgage Asset Trust                                7.64       11/17/2032            994
    5,000   Commercial Mortgage Trust                                      5.54        2/11/2017          5,106
    3,000   Commercial Mortgage Trust                                      4.58       10/15/2037          3,028
    3,987   Commercial Mortgage Trust(c)                                   5.65        3/03/2041          3,486
    5,000   Commercial Mortgage Trust                                      5.12        6/10/2044          5,357
    2,500   Credit Suisse First Boston Mortgage Capital                    5.71        2/15/2039          2,665
    3,525   Credit Suisse First Boston Mortgage Securities Corp.(c)        6.65       12/18/2035          3,541
      542   Credit Suisse First Boston Mortgage Securities Corp.           4.30        7/15/2036            543
    4,000   Credit Suisse First Boston Mortgage Securities Corp.           5.11        7/15/2036          4,283
    3,000   Credit Suisse First Boston Mortgage Securities Corp.           5.10        8/15/2038          3,147
    1,555   Credit Suisse First Boston Mortgage Securities Corp.           5.10        8/15/2038          1,454
    1,000   Credit Suisse First Boston Mortgage Securities Corp.           4.82       10/15/2039            581
       56   Credit Suisse First Boston Mortgage Securities Corp.           7.17        5/17/2040             56
    2,215   Credit Suisse First Boston Mortgage Securities Corp.           5.21       12/15/2040          2,215
    1,375   Deutsche Mortgage & Asset Receiving Corp.                      7.50        6/15/2031          1,470
      258   G-Force, LLC(c)                                                4.39        8/22/2036            231
    1,500   GE Capital Commercial Mortgage Corp.(c)                        5.34       12/10/2037          1,453
    2,200   GE Capital Commercial Mortgage Corp.                           6.26        6/10/2038          2,251
    2,000   GE Capital Commercial Mortgage Corp.                           5.07        7/10/2045          1,794
    1,200   GE Commercial Mortgage Corp.                                   5.51       11/10/2045          1,248
    1,506   GE Commercial Mortgage Corp.                                   4.35        6/10/2048          1,532
      289   GMAC Commercial Mortgage Securities, Inc.                      7.21        5/15/2033            291
    2,000   GMAC Commercial Mortgage Securities, Inc.                      6.50        5/15/2035          2,097
    2,000   GMAC Commercial Mortgage Securities, Inc.                      4.75        5/10/2043          1,944
    2,829   GMAC Commercial Mortgage Securities, Inc.                      4.81        5/10/2043          2,431
    2,000   Greenwich Capital Commercial Funding Corp.                     5.44        3/10/2039          2,052
    1,392   GS Mortgage Securities Corp. II(c)                             6.04        8/15/2018          1,429
    2,000   GS Mortgage Securities Corp. II                                5.53        8/10/2038          1,811
    5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         4.82        9/12/2037          5,060
    4,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         4.99        9/12/2037          3,422
    1,429   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.50        1/12/2043          1,318
    2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.49        4/15/2043          2,149
    2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.79        6/12/2043          2,138
    5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.42       12/12/2043          5,435

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   3,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.36%      12/15/2044     $    3,257
    2,025   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.48       12/15/2044          1,717
    4,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         6.06        4/15/2045          4,343
    1,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.         5.37        5/15/2045          1,070
    2,095   J.P. Morgan Chase Commercial Mortgage Securities Corp.         4.63        3/15/2046          2,174
    1,000   LB-UBS Commercial Mortgage Trust(c)                            6.83        7/14/2016          1,020
    4,000   LB-UBS Commercial Mortgage Trust                               5.02        8/15/2029          4,256
    4,220   LB-UBS Commercial Mortgage Trust                               4.51       12/15/2029          4,229
    3,400   LB-UBS Commercial Mortgage Trust                               5.64       11/15/2030          3,597
    3,000   LB-UBS Commercial Mortgage Trust                               5.22        2/15/2031          2,864
    3,000   LB-UBS Commercial Mortgage Trust                               5.64        3/15/2032          3,225
    2,999   LB-UBS Commercial Mortgage Trust(c)                            5.33       12/15/2036          2,697
    2,000   LB-UBS Commercial Mortgage Trust                               5.37        4/15/2040          1,265
    3,000   Machine One Trust(c)                                           5.22        5/28/2040          2,754
    2,000   Merrill Lynch Mortgage Trust                                   5.40       11/12/2037          1,794
    2,000   Merrill Lynch Mortgage Trust                                   5.30        7/12/2038          1,513
    2,000   Merrill Lynch Mortgage Trust                                   4.86       10/12/2041          2,101
    2,285   Merrill Lynch Mortgage Trust                                   4.92       10/12/2041          2,017
    4,000   Merrill Lynch Mortgage Trust                                   5.76        8/12/2043          4,268
    2,000   Merrill Lynch Mortgage Trust                                   5.55        1/12/2044          1,231
    2,900   Merrill Lynch Mortgage Trust                                   5.38        8/12/2048          2,778
    2,000   Merrill Lynch Mortgage Trust                                   6.46        2/12/2051          1,412
    2,000   Merrill Lynch Mortgage Trust(c)                                6.46        2/12/2051            709
    2,000   Merrill Lynch-Countrywide Commercial Mortgage Trust            6.11        6/12/2046          1,576
    2,000   Merrill Lynch-Countrywide Commercial Mortgage Trust            5.38        7/12/2046          2,135
    4,000   Morgan Stanley Capital I, Inc.                                 5.97        8/12/2041          4,324
    4,600   Morgan Stanley Capital I, Inc.                                 5.69        7/12/2044          4,956
    3,445   Morgan Stanley Capital I, Inc.                                 4.89        6/12/2047          3,664
    1,000   Morgan Stanley Capital I, Inc.                                 4.77        7/15/2056            854
    4,593   Morgan Stanley Dean Witter Capital I, Inc.(c)                  5.13        5/24/2043          4,366
    3,000   Mortgage Capital Funding, Inc.                                 7.28        6/18/2030          3,006
    3,213   Prudential Securities Secured Financing Corp.                  6.76        6/16/2031          3,244
    1,262   Structured Asset Securities Corp.                              7.15       10/12/2034          1,293
    2,000   Timberstar Trust(c)                                            5.75       10/15/2036          2,045
    2,000   Wachovia Bank Commercial Mortgage Trust                        5.08        3/15/2042          2,161
    1,930   Wachovia Bank Commercial Mortgage Trust                        4.81        4/15/2042          2,041

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

$   4,860   Wachovia Bank Commercial Mortgage Trust                        5.18%       7/15/2042     $    4,623
    5,000   Wachovia Bank Commercial Mortgage Trust(d)                     5.50       10/15/2048          5,087
                                                                                                     ----------
                                                                                                        236,783
                                                                                                     ----------
            ESCROWED BONDS (0.2%)
      994   GS Mortgage Securities Corp. II                                6.62        5/03/2018          1,011
    2,000   Hilton Hotels Pool Trust(c)                                    7.46       10/03/2015          2,023
                                                                                                     ----------
                                                                                                          3,034
                                                                                                     ----------
            INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.2%)
   24,955   Credit Suisse First Boston Mortgage
              Securities Corp., acquired 8/30/2004; cost $1,080(c),(f)     0.96        1/15/2037            161
   63,543   GS Mortgage Securities Corp. II,
              acquired 5/13/2004; cost $956(c),(f)                         0.36        5/03/2018            114
   35,852   J.P. Morgan Chase Commercial Mortgage
              Securities Corp., acquired 8/05/2009;
              cost $466(c),(f)                                             0.70        1/12/2037            294
   53,083   LB-UBS Commercial Mortgage Trust,
              acquired 8/05/2009; cost $807(c),(f)                         1.05        3/15/2036            384
  128,981   LB-UBS Commercial Mortgage Trust,
              acquired 7/22/2009; cost $1,663(c),(f)                       0.74       10/15/2036          1,139
   11,027   Morgan Stanley Capital I, Inc., acquired
              1/23/2004; cost $600(c),(f)                                  0.86        9/13/2045            118
   44,920   Morgan Stanley Capital I, Inc., acquired
              8/05/2009; cost $665(c),(f)                                  0.42        6/12/2047            630
                                                                                                     ----------
                                                                                                          2,840
                                                                                                     ----------
            Total Financials                                                                            242,657
                                                                                                     ----------
            Total Commercial Mortgage Securities (cost: $238,313)                                       242,657
                                                                                                     ----------

            U.S. GOVERNMENT AGENCY ISSUES (0.4%)(g)

            COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
    2,000   Freddie Mac (+)                                                4.50        1/15/2029          2,102
      478   Freddie Mac (+)                                                6.00        2/15/2013            480
                                                                                                     ----------
                                                                                                          2,582
                                                                                                     ----------
            MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.2%)
    1,389   Freddie Mac (+)                                                5.00        9/01/2020          1,493
    1,714   Freddie Mac (+)                                                5.50        4/01/2036          1,847
                                                                                                     ----------
                                                                                                          3,340
                                                                                                     ----------
            Total U.S. Government Agency Issues (cost: $5,530)                                            5,922
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            U.S. TREASURY SECURITIES (4.1%)

            INFLATION-INDEXED NOTES (2.3%)
$  31,243   1.75%, 1/15/2028                                                                         $   31,387
                                                                                                     ----------
            NOTES (1.8%)
   20,000   3.63%, 2/15/2020                                                                             21,233
    3,000   3.50%, 5/15/2020                                                                              3,151
                                                                                                     ----------
                                                                                                         24,384
                                                                                                     ----------
            Total U.S. Treasury Securities (cost: $54,878)                                               55,771
                                                                                                     ----------

            MUNICIPAL BONDS (3.1%)

            AIRPORT/PORT (0.3%)
    2,000   College Park (INS)                                             5.76%       1/01/2015          2,087
    1,695   Riverside (INS)                                                5.19        8/01/2017          1,677
                                                                                                     ----------
                                                                                                          3,764
                                                                                                     ----------
            APPROPRIATED DEBT (0.2%)
    1,500   Kentucky State Property and Buildings Commission               4.08       11/01/2015          1,591
      830   Reeves County (INS)                                            5.75        3/01/2012            830
                                                                                                     ----------
                                                                                                          2,421
                                                                                                     ----------
            CASINOS & GAMING (0.2%)
    1,000   Mashantucket (Western) Pequot Tribe,
             acquired 7/29/2005; cost $1,000(c),(f),(h)                    5.91        9/01/2021            614
    2,370   Seneca Nation of Indians Capital
             Improvements Auth.(d)                                         6.75       12/01/2013          2,293
                                                                                                     ----------
                                                                                                          2,907
                                                                                                     ----------
            EDUCATION (0.3%)
    1,680   California State Univ. (INS)                                   5.27       11/01/2017          1,750
    1,000   Colorado State Board of Governors Univ.
             Enterprise System(i)                                          4.90        3/01/2021          1,010
    1,000   Univ. of Oklahoma                                              5.25       11/01/2019          1,034
                                                                                                     ----------
                                                                                                          3,794
                                                                                                     ----------
            ELECTRIC UTILITIES (0.1%)
    2,000   American Municipal Power, Inc.                                 3.82        2/15/2014          2,064
                                                                                                     ----------
            ELECTRIC/GAS UTILITIES (0.1%)
    1,000   North Carolina Eastern Municipal Power Agency                  5.23        1/01/2011          1,016
                                                                                                     ----------
            GENERAL OBLIGATION (0.6%)
    1,000   Riverside (INS)                                                4.21        2/15/2011          1,013
    4,045   Will County, Illinois                                          3.83       11/15/2016          4,204
    1,520   Will County, Illinois                                          4.08       11/15/2017          1,597
    1,405   Will County, Illinois                                          4.28       11/15/2018          1,472
                                                                                                     ----------
                                                                                                          8,286
                                                                                                     ----------

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            HOSPITAL (0.1%)
$   1,000   Medical Univ. (INS)                                            5.01%       2/15/2015     $    1,056
                                                                                                     ----------
            MISCELLANEOUS (0.1%)
      782   Keenan Dev. Association of Tennessee, LLC (INS)                5.02        7/15/2028            732
                                                                                                     ----------
            MULTIFAMILY HOUSING (0.1%)
    1,080   American Eagle Northwest, LLC                                  4.97       12/15/2018          1,110
                                                                                                     ----------
            NURSING/CCRC (0.1%)
    1,660   Statewide Communities Dev. Auth. (INS)                         5.59        2/01/2015          1,620
                                                                                                     ----------
            SPECIAL ASSESSMENT/TAX/FEE (0.8%)
    1,485   Erie County Tobacco Asset Securitization Corp.                 6.00        6/01/2028          1,281
    2,000   Florida State Department of Environmental Protection           5.76        7/01/2020          2,121
    1,745   Metropolitan Nashville Airport Auth. (INS)                     5.14        7/01/2018          1,828
    3,000   Metropolitan Transportation Auth.                              5.20       11/15/2018          3,157
    1,000   New York State Housing Finance Agency                          5.19        9/15/2011          1,053
    2,000   New York State Urban Dev. Corp. (INS)                          4.38       12/15/2011          2,069
                                                                                                     ----------
                                                                                                         11,509
                                                                                                     ----------
            WATER/SEWER UTILITY (0.1%)
    1,885   Escondido Joint Powers Financing Auth. (INS)                   5.53        9/01/2018          1,898
                                                                                                     ----------
            Total Municipal Bonds (cost: $41,674)                                                        42,177
                                                                                                     ----------
            PREFERRED SECURITIES (1.6%)

            CONSUMER STAPLES (0.6%)
            ----------------------
            AGRICULTURAL PRODUCTS (0.6%)
  105,000   Dairy Farmers of America, Inc., 7.88%,
             cumulative redeemable, perpetual(c)                                                          8,567
                                                                                                     ----------
            FINANCIALS (0.8%)
            ----------------
            DIVERSIFIED BANKS (0.3%)
   50,000   HSBC Holdings, 6.20%, perpetual                                                               1,121
    5,000   US Bancorp, 7.19%, perpetual*                                                                 3,925
                                                                                                     ----------
                                                                                                          5,046
                                                                                                     ----------
            LIFE & HEALTH INSURANCE (0.1%)
  100,000   Delphi Financial Group, Inc., 7.38%, perpetual                                                2,025
                                                                                                     ----------
            PROPERTY & CASUALTY INSURANCE (0.0%)
   $3,000   Security Capital Assurance Ltd., 6.88%, perpetual(j)                                             --
                                                                                                     ----------
            REINSURANCE (0.2%)
    2,000   Ram Holdings Ltd., 7.50%, non-cumulative, perpetual,
             acquired 1/23/2007 & 3/02/2007; cost $2,058*(f)                                                700
   $2,000   Swiss Re Capital I LP, 6.85%, perpetual(c)                                                    1,743
                                                                                                     ----------
                                                                                                          2,443
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                    COUPON                          VALUE
(000)       SECURITY                                                       RATE        MATURITY           (000)
---------------------------------------------------------------------------------------------------------------

            REITs - INDUSTRIAL (0.1%)
$  30,000   AMB Property Corp., Series C, 7.00%, cumulative
             redeemable, perpetual                                                                   $      729
                                                                                                     ----------
            REITs - SPECIALIZED (0.1%)
   40,000   Public Storage, Inc., 7.00%, perpetual                                                        1,008
                                                                                                     ----------
            Total Financials                                                                             11,251
                                                                                                     ----------
            GOVERNMENT (0.0%)
            ----------------
            U.S. GOVERNMENT (0.0%)
   80,000   Fannie Mae, 8.25%, perpetual*                                                                    32
   80,000   Freddie Mac, 8.38%, perpetual*                                                                   31
                                                                                                     ----------
            Total Government                                                                                 63
                                                                                                     ----------
            TELECOMMUNICATION SERVICES (0.2%)
            --------------------------------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    2,000   Centaur Funding Corp., 9.08%(c)                                                               2,120
                                                                                                     ----------
            Total Preferred Securities (cost: $30,541)                                                   22,001
                                                                                                     ----------
            MONEY MARKET INSTRUMENTS (1.0%)

            COMMERCIAL PAPER (0.6%)

            MATERIALS (0.6%)
            ---------------
            PAPER PACKAGING (0.6%)
   $9,001   Sonoco Products Co.                                            0.33%       8/02/2010          9,001
                                                                                                     ----------
            VARIABLE-RATE DEMAND NOTES (0.4%)

            UTILITIES (0.4%)
            ---------------
            MULTI-UTILITIES (0.4%)
    5,000   Sempra Energy(c),(j)                                           0.82       11/01/2014          5,000
                                                                                                     ----------
            Total Money Market Instruments (cost: $14,001)                                               14,001
                                                                                                     ----------
            TOTAL INVESTMENTS (COST: $1,290,324)                                                     $1,353,054
                                                                                                     ==========

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                    VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                              QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                          IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
----------------------------------------------------------------------------------------------------------

Corporate Obligations                               $     -          $  762,904            $-   $  762,904
Eurodollar and Yankee Obligations                         -              85,462             -       85,462
Asset-Backed Securities                                   -             122,159             -      122,159
Commercial Mortgage Securities                            -             242,657             -      242,657
U.S. Government Agency Issues                             -               5,922             -        5,922
U.S. Treasury Securities                             55,771                   -             -       55,771
Municipal Bonds                                           -              42,177             -       42,177
Equity Securities:
   Preferred Securities                                   -              22,001             -       22,001
Money Market Instruments:
   Commercial Paper                                       -               9,001             -        9,001
   Variable-Rate Demand Notes                             -               5,000             -        5,000
----------------------------------------------------------------------------------------------------------
Total                                               $55,771          $1,297,283            $-   $1,353,054
----------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3)
were used in determining value:

                                                                 CORPORATE                    ASSET-BACKED
($ IN 000s)                                                    OBLIGATIONS                      SECURITIES
----------------------------------------------------------------------------------------------------------

Balance as of July 31, 2009                                       $  1,555                         $ 4,566
Net realized gain (loss)                                             (244)                               -
Change in net unrealized appreciation/depreciation                   1,025                               -
Net purchases (sales)                                              (2,341)                               -
Transfers in and/or out of Level 3                                       5                          (4,566)
----------------------------------------------------------------------------------------------------------
Balance as of July 31, 2010                                       $      -                         $     -
----------------------------------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, there were no significant transfers of securities between Levels 1 and 2. Asset-backed securities with a value of $4,566,000 were transferred from Level 3 to Level 2 due to the availability of significant observable valuation inputs once the securities began actively trading. A corporate bond with a value of $5,000 was transferred from Level 2 to Level 3 due to the lack of a quoted price. The
Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

* This disclosure was effective for financial statements for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
   100%. A category percentage of 0.0% represents less than 0.1% of net assets.
   Investments in foreign securities were 5.6% of net assets at July 31, 2010.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.
   This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   U.S. TREASURY INFLATION-INDEXED NOTES -- designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.
   Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S.
   Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

   VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   REIT     Real estate investment trust

   CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

   collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)    Principal and interest payments are insured by one of the
            following: ACA Financial Guaranty Corp., AMBAC Assurance Corp.,
            Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co.,
            National Public Finance Guarantee Corp., Radian Asset Assurance,
            Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its
            obligations.

o  SPECIFIC NOTES

   (a)  Senior loan (loan) -- is not registered under the Securities Act of
        1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Investment
        Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (b)  Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2010.

   (c)  Restricted security that is not registered under the Securities Act of
        1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
        Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

   (d)  At July 31, 2010, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

   (e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (f)  Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2010, was $4,154,000, which represented 0.3% of the Fund's net assets.

   (g)  U.S. government agency issues -- mortgage-backed securities issued by
        Government National Mortgage Association (GNMA) and certain other U.S.
        government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by
        government-sponsored enterprises, such as the Federal Home Loan
        Mortgage Corporation (FHLMC) and the Federal National Mortgage
        Association (FNMA), indicated with a "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S.
        Treasury, the discretionary authority of the U.S. government to purchase the government - sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of
        2008, the U.S. Treasury place FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide capital in exchange for senior preferred stock.

   (h)  Currently the issuer is in default with respect to interest and/or principal payments.

   (i)  At July 31, 2010, the aggregate market value of securities purchased on a when-issued basis was $1,010,000.

   (j)  Security was fair valued at July 31, 2010, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (k)  Security is currently trading without accrued interest.

    *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $1,290,324)               $1,353,054
  Cash                                                                                 834
  Receivables:
      Capital shares sold                                                            2,046
      USAA Investment Management Company (Note 6C)                                     247
      USAA Transfer Agency Company (Note 6D)                                             2
      Dividends and interest                                                        16,135
      Securities sold                                                                1,217
                                                                                ----------
        Total assets                                                             1,373,535
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                           6,594
      Capital shares redeemed                                                          996
      Dividends on capital shares                                                      380
   Accrued management fees                                                             385
   Accrued transfer agent's fees                                                       103
   Other accrued expenses and payables                                                 117
                                                                                ----------
          Total liabilities                                                          8,575
                                                                                ----------
               Net assets applicable to capital shares outstanding              $1,364,960
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,322,074
   Overdistribution of net investment income                                          (103)
   Accumulated net realized loss on investments                                    (19,741)
   Net unrealized appreciation of investments                                       62,730
                                                                                ----------
               Net assets applicable to capital shares outstanding              $1,364,960
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,248,509/123,375 shares outstanding)         $    10.12
                                                                                ==========
      Institutional Shares (net assets of $116,451/11,508 shares outstanding)   $    10.12
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $  1,225
   Interest                                                               79,837
                                                                        --------
            Total income                                                  81,062
                                                                        --------
EXPENSES
   Management fees                                                         3,876
   Administration and servicing fees:
      Fund Shares                                                          1,694
      Institutional Shares                                                    43
   Transfer agent's fees:
      Fund Shares                                                          2,048
      Institutional Shares                                                    43
   Custody and accounting fees:
      Fund Shares                                                            208
      Institutional Shares                                                    21
   Postage:
      Fund Shares                                                             80
   Shareholder reporting fees:
      Fund Shares                                                             36
   Trustees' fees                                                             10
   Registration fees:
      Fund Shares                                                             51
      Institutional Shares                                                     2
   Professional fees                                                         118
   Other                                                                      23
                                                                        --------
         Total expenses                                                    8,253
   Expenses reimbursed:
       Fund Shares                                                          (498)
                                                                        --------
         Net expenses                                                      7,755
                                                                        --------
NET INVESTMENT INCOME                                                     73,307
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                           (6,505)
      Affiliated transactions (Note 8)                                     1,828
   Change in net unrealized appreciation/depreciation                    148,640
                                                                        --------
         Net realized and unrealized gain                                143,963
                                                                        --------
   Increase in net assets resulting from operations                     $217,270
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                    2010            2009
----------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                      $   73,307        $ 60,759
   Net realized loss on investments                               (4,677)        (15,024)
   Change in net unrealized appreciation/depreciation of
      investments                                                148,640         (22,139)
                                                              --------------------------
      Increase in net assets resulting from operations           217,270          23,596
                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                (68,034)        (59,269)
      Institutional Shares*                                       (5,376)         (1,490)
                                                              --------------------------
      Distributions to shareholders                              (73,410)        (60,759)
                                                              --------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                   162,576          25,281
   Institutional Shares*                                          60,086          44,009
                                                              --------------------------
      Total net increase in net assets from capital
           share transactions                                    222,662          69,290
                                                              --------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6D):
      Fund Shares                                                      2               1
                                                              --------------------------
   Net increase in net assets                                    366,524          32,128

NET ASSETS
   Beginning of year                                             998,436         966,308
                                                              --------------------------
   End of year                                                $1,364,960        $998,436
                                                              ==========================
Overdistribution of net investment income:
   End of year                                                $     (103)       $      -
                                                              ==========================

* Institutional Shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA
Intermediate-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is high current income without undue risk to principal.

The Fund has two classes of shares: Intermediate-Term Bond Fund Shares (Fund
Shares) and Intermediate-Term Bond Fund Institutional Shares (Institutional
Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not
to the general public. The Target Funds are managed by USAA Investment
Management Company (the Manager), an affiliate of the Fund.

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.   Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

         the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2.   Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    3.   Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    4.   Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5.   Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    6.   Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Trust's Board of

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

         Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred equity securities and long-term debt securities, which are valued based on methods discussed in Note 1A1, and commercial paper and variable rate demand notes, which are valued at amortized cost.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the
    Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded daily on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2010, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,000,000; all of which were when-issued securities.

F.  EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, these custodian and other bank credits reduced the Fund's expenses by less than $500.

G.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The
    Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.
The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $5,000, which represents 2.8% of the total fees paid to CAPCO by the USAA funds. The
Fund had no borrowings under this agreement during the year ended July 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S.
generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for expired capital loss carryovers resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital and decrease accumulated net realized loss on investments by $5,465,000.
These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                      2010                        2009
                                 ----------------------------------------

Ordinary income*                 $73,410,000                  $60,759,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $    277,000
Accumulated capital and other losses                                 (19,670,000)
Unrealized appreciation                                               62,659,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended
July 31, 2010, the Fund had capital loss carryovers of $5,465,000 which expired.
At July 31, 2010, the Fund had a current post-October loss of $693,000 and capital loss carryovers of $18,977,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2014 and 2018, as shown below. It is unlikely that the
Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                              CAPITAL LOSS CARRYOVERS
                       -------------------------------------
                       EXPIRES                     BALANCE
                       -------                   -----------

                        2014                     $    40,000
                        2017                       2.338,000
                        2018                      16.599,000
                                                 -----------
                                       Total     $18,977,000
                                                 ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July
31, 2010, the Fund did not incur any income tax, interest, or penalties. As of
July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $658,960,000 and
$436,868,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $1,290,395,000.

Gross unrealized appreciation and depreciation of investments as of July 31,
2010, for federal income tax purposes, were $94,405,000 and $31,746,000, respectively, resulting in net unrealized appreciation of $62,659,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2010, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                            YEAR ENDED             YEAR ENDED
                                            7/31/2010              7/31/2009
------------------------------------------------------------------------------------
                                       SHARES       AMOUNT      SHARES      AMOUNT
                                      ----------------------------------------------

FUND SHARES:
Shares sold                            58,273     $ 567,170     32,635     $ 272,693
Shares issued from reinvested
 dividends                              6,479        63,250      6,503        53,915
Shares redeemed                       (47,894)     (467,844)   (36,320)     (301,327)
                                      ----------------------------------------------
Net increase from
 capital share transactions            16,858     $ 162,576      2,818     $  25,281
                                      ==============================================
INSTITUTIONAL SHARES
 (INITIATED ON AUGUST 1, 2008):
Shares sold                             8,393     $  81,250      5,836     $  48,822
Shares issued from reinvested
 dividends                                548         5,375        179         1,490
Shares redeemed                        (2,682)      (26,539)      (766)       (6,303)
                                      ----------------------------------------------
Net increase from
 capital share transactions             6,259     $  60,086      5,249     $  44,009
                                      ==============================================

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets,
    0.40% of that portion of average net assets over $50 million but not over
    $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2010, the Fund's effective annualized base fee was 0.31% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper
    Intermediate Investment Grade Funds Index over the performance period. The
    Lipper Intermediate Investment Grade Funds Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Investment
    Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-------------------------------------------------------------------------------

+/- 0.20% to 0.50%                   +/- 0.04%

+/- 0.51% to 1.00%                   +/- 0.05%

+/- 1.01% and greater                +/- 0.06%

   (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $3,876,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $68,000 and
    $1,000, respectively. For the Fund Shares and Institutional Shares, the
    performance adjustments were 0.01% and less than 0.01%, respectively.

B.  ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2010, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,694,000 and $43,000, respectively.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the
    Manager $47,000 for

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C.  EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Fund Shares and the Institutional shares to
    0.65% and 0.46%, respectively, of their average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the Trust's Board of Trustees, and may be changed or terminated by the
    Manager at any time after that date. For the year ended July 31, 2010, the
    Fund incurred reimbursable expenses from the Manager for the Fund Shares of
    $498,000, of which $247,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out of pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the
    Institutional Shares' average net assets, plus out of pocket expenses. For the year ended July 31, 2010, the Fund Shares and Institutional Shares
    incurred transfer agent's fees, paid or payable to SAS, of $2,048,000 and
    $43,000, respectively. For the year ended July 31, 2010, the Fund Shares recorded a capital contribution of $2,000 from SAS for adjustments related to corrections to shareholder accounts.

E.  UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2010, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                     OWNERSHIP %
--------------------------------------------------------------------------------

USAA Target Retirement Income Fund                                       2.2%
USAA Target Retirement 2020 Fund                                         3.0
USAA Target Retirement 2030 Fund                                         3.3

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2010, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                            NET
                                                       COST TO        REALIZED GAIN
        SELLER                     PURCHASER          PURCHASER     (LOSS) TO SELLER
------------------------------------------------------------------------------------

USAA Intermediate-Term     USAA Short-Term
 Bond Fund                  Bond Fund                $62,502,000       $1,828,000
USAA High Yield            USAA Intermediate-Term
 Opportunities Fund         Bond Fund                 30,350,000        4,673,000
USAA Cornerstone           USAA Intermediate-Term
 Strategy Fund              Bond Fund                  1,595,000         (455,000)

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements other than noted below.

Effective August 1, 2010, the Fund will offer a new class of shares, Adviser
Shares, which are intended for persons purchasing shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED JULY 31,
                                       ---------------------------------------------------------------------
                                             2010           2009           2008           2007          2006
                                       ---------------------------------------------------------------------

Net asset value at
  beginning of period                  $     8.93       $   9.32       $   9.85       $   9.81      $  10.13
                                       ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                        .58            .58            .53            .50           .48
 Net realized and
  unrealized gain (loss)                     1.19           (.39)          (.53)           .04(a)       (.32)
                                       ---------------------------------------------------------------------
Total from investment
 operations                                  1.77            .19            .00(b)         .54           .16
                                       ---------------------------------------------------------------------

Less distributions from:
 Net investment income                       (.58)          (.58)          (.53)          (.50)         (.48)
                                       ---------------------------------------------------------------------
Net asset value at
 end of period                         $    10.12       $   8.93       $   9.32       $   9.85      $   9.81
                                       =====================================================================
Total return (%)*                           20.30           2.71           (.08)          5.56          1.62
Net assets at
 end of period (000)                   $1,248,509       $951,548       $966,308       $702,923      $433,902
Ratios to average net assets:**
 Expenses (%)(c)                              .65            .65            .65            .65           .65
 Expenses, excluding
  reimbursements (%)(c)                       .69            .70            .69            .74           .79
 Net investment income (%)                   6.00           6.93           5.48           5.06          4.69
Portfolio turnover (%)                         37             49(d)          21             28            30

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 **  For the year ended July 31, 2010, average net assets were $1,132,686,000.
(a)  Reflected a net realized and unrealized gain per share, whereas the statement of operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(b)  Represents less than $0.01 per share.
(c)  Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d)  Reflects increased trading activity due to market volatility.

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62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   YEAR ENDED          PERIOD ENDED
                                                     JULY 31,             JULY 31,
                                                       2010               2009***
                                                   ---------------------------------

Net asset value at beginning of period             $   8.93               $  9.32
                                                   ---------------------------------
Income (loss) from investment operations:
 Net investment income                                  .60                   .59
 Net realized and unrealized gain (loss)               1.19                  (.39)
                                                   ---------------------------------
Total from investment operations                       1.79                   .20
                                                   ---------------------------------
Less distributions from:
 Net investment income                                 (.60)                 (.59)
                                                   ---------------------------------
 Net asset value at end of period                  $  10.12               $  8.93
                                                   ---------------------------------
Total return (%)*                                     20.53                  2.86
Net assets at end of period (000)                  $116,451               $46,888
Ratios to average net assets:**
 Expenses (%)(b)                                        .46                   .46(a)
 Net investment income (%)                             6.15                  7.28(a)
Portfolio turnover (%)                                   37                    49(c)

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2010, average net assets were $87,195,000.
***  Institutional Shares were initiated on August 1, 2008.
(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
     expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c)  Reflects increased trading activity due to market volatility.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through
July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

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64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                         BEGINNING               ENDING             DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2010 -
                                      FEBRUARY 1, 2009        JULY 31, 2010          JULY 31, 2010
                                      ---------------------------------------------------------------

FUND SHARES
Actual                                    $1,000.00             $1,058.80                $3.32

Hypothetical
 (5% return before expenses)               1,000.00              1,021.57                 3.26

INSTITUTIONAL SHARES
Actual                                     1,000.00              1,059.80                 2.30

Hypothetical
 (5% return before expenses)               1,000.00              1,022.56                 2.26

*  Expenses are equal to the annualized expense ratio of 0.65% for Fund Shares and 0.45% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.88% for Fund Shares and 5.98% for Institutional Shares for
   the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  65

================================================================================

ADVISORY AGREEMENT

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the
Board, including the Trustees who are not "interested persons" of the Trust (the
Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the
Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the
Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is

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66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability.
However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the
Independent Trustees, voted to approve the Advisory Agreement. In approving the
Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory
Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory
Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring

================================================================================

                                                        ADVISORY AGREEMENT |  67

================================================================================

"best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the
Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory
Agreement, the Board evaluated the advisory fees and total expense ratios of the
Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted
that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results.
The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and five-year periods ended December 31, 2009 and was above the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2009 and in the bottom 50% of its performance universe for the three- and five-year periods ended December 31,
2009. The Board took into account Management's discussion of the Fund's performance, including the Fund's improved more recent performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the
Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the
Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall

================================================================================

                                                        ADVISORY AGREEMENT |  69

================================================================================

profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the
Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's
Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the
Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the
Fund and its shareholders.

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds.
The Board of Trustees is responsible for the general oversight of the funds'
business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the
Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road,
San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800)
531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO
(2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief
Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA
Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09);
President, Financial Advice and Solutions Group (FASG) USAA (9/09-present);
President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA
Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones
Graduate School of Business at Rice University (7/02-present); Associate
Professor of Finance at Jesse H. Jones Graduate School of Management at Rice
University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of
      1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (5) The address for all non-interested trustees is that of the USAA Funds,
      P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the
      Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and
Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present);
Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG
Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA
(10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08);
Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel,
Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the
Officer positions of Vice President and Secretary of IMCO and SAS and Vice
President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  75

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA
(11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA
(12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and
USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA
(2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief
Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
         (8722)                      or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   40050-0910                                (C)2010, USAA. All rights reserved.

 ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics  (Sarbanes  Code)  applicable  solely to its  senior  financial officers,  including its principal  executive  officer  (President),  as defined under  the  Sarbanes-Oxley  Act of  2002  and  implementing  regulations  of the
Securities and Exchange  Commission.  A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No  waivers (explicit  or  implicit)  have been  granted from a provision of the
Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On  November  18,  2008,  the  Board of  Trustees  of USAA  Mutual  Funds  Trust
designated  Dr.  Barbara  B.  Ostdiek,  Ph.D.  as the  Board's  audit  committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice  University  since  2001.  Dr.  Ostdiek also has  served as an  Academic
Director at El Paso  Corporation  Finance  Center since 2002.  Dr. Ostdiek is an independent  trustee who serves as a member of the Audit Committee,  Pricing and
Investment  Committee  and the  Corporate  Governance  Committee of the Board of
Trustees of USAA Mutual Funds Trust.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the  Registrant's  independent  auditor,  Ernst & Young  LLP,  for  professional services rendered for the audit of the Registrant's annual financial  statements and services provided in connection with statutory and regulatory filings by the
Registrant for the Funds for fiscal years ended July 31,  2010 and 2009 were
$359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young,  LLP by USAA Shareholder  Account Services (SAS) for professional  services  rendered for audit related services  related to the annual study of internal  controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES.  No such fees were  billed by Ernst & Young LLP for the  review of federal,  state and city income and tax returns and excise tax  calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER  FEES.  No such fees were  billed by Ernst & Young LLP for  fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE  PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the
Audit Committee. The Audit Committee Charter also permits the Chair of the Audit
Committee  to  pre-approve  any  permissible  non-audit  service  that  must  be commenced  prior to a scheduled  meeting of the Audit  Committee.  All non-audit services were pre-approved by the Audit Committee or its Chair,  consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The  aggregate  non-audit  fees  billed  by Ernst & Young  LLP for  services rendered to the Registrant and the Registrant's  investment  adviser,  IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and
$108,000, respectively.

(h) Ernst & Young LLP provided  non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly  related to the  operations  of the  Registrant's
Funds. The Board of Trustees will consider Ernst & Young LLP's  independence and will  consider  whether the  provision  of these  non-audit  services to IMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded,  processed,  summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual  Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with  Section  406 of the  Sarbanes-Oxley  Act of
2002 (the Act) and  implementing  regulations  of the  Securities  and  Exchange
Commission (SEC). The Code applies to the Trust's Principal  Executive  Officer,
Principal  Financial  Officer and Principal  Accounting  Officer (each a Covered
Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              -   honest and ethical conduct,  including the ethical handling of actual or apparent  conflicts of interest  between the Covered
                  Officers' personal and professional relationships;
              -   full, fair, accurate,  timely and understandable disclosure in reports and  documents  that the Trust files with,  or submits to,  the SEC and in other  public  communications  made by the
                  Trust;
              -   compliance with applicable laws and governmental rules and regulations;
              -   prompt  internal  reporting of  violations  of the Code to the
                  Chief Legal  Officer of the Trust,  the President of the Trust
                  (if the violation  concerns the  Treasurer),  the CEO of USAA, and if deemed  material to the Funds'  financial  condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each  Covered  Officer  should  adhere to a high  standard  of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences,  or reasonably appears to influence,  the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example,  a  conflict  of  interest  could  arise if a  Covered  Officer,  or an immediate family member,  receives  personal  benefits as a result of his or her position with the Funds.

         Certain  conflicts  of  interest  arise  out of  relationships  between
Covered  Officers and the Funds and are already  subject to conflict of interest provisions  in the  Investment  Company  Act of  1940  (the  1940  Act)  and the
Investment  Advisers  Act of 1940  (the  Advisers  Act).  For  example,  Covered
Officers  may not  individually  engage in certain  transactions  with the Funds because of their status as  "affiliated  persons" of the Funds.  The USAA Funds'
and  USAA  Investment   Management  Company's  (IMCO)  compliance  programs  and
procedures are designed to prevent, or identify and correct, violations of these provisions.  This Code does not, and is not intended to, repeat or replace these programs and  procedures,  and such  conflicts fall outside of the parameters of this Code.

         Although  typically not presenting an opportunity for improper personal benefit,  conflicts  could  arise  from,  or as a  result  of,  the  contractual relationships  between the Funds and IMCO of which the Covered Officers are also officers  or  employees.  As a result,  this Code  recognizes  that the  Covered
Officers  will, in the normal course of their duties  (whether  formally for the
Funds or for IMCO,  or for both),  be  involved  in  establishing  policies  and implementing  decisions that will have different  effects on IMCO and the Funds.
The  participation  of Covered  Officers in such  activities  is inherent in the contractual  relationship  between the Funds and IMCO and is consistent with the performance  by the Covered  Officers of their  duties as officers of the Funds.
Thus,  if performed in  compliance  with the  provisions of the 1940 Act and the
Advisers Act, such activities will be deemed to have been handled ethically.

         B.  GENERAL  RULE.  Covered  Officers  Should Avoid Actual and Apparent
             Conflicts of Interest.

         Conflicts of interest,  other than the  conflicts  described in the two preceding  paragraphs,  are covered by the Code.  The  following  list  provides examples of conflicts of interest  under the Code, but Covered  Officers  should keep in mind that these examples are not exhaustive.  The overarching  principle is that  the  personal  interest  of a  Covered  Officer  should  not be  placed improperly before the interest of the Funds and their shareholders.

         Each Covered  Officer must not engage in conduct  that  constitutes  an actual conflict of interest between the Covered Officer's  personal interest and the interests of the Funds and their shareholders.  Examples of actual conflicts of interest are listed below but are not  exclusive.  Each Covered  Officer must not:

         -    use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby  the  Covered  Officer  would  benefit  personally  to the detriment of the Funds and their shareholders;
         -    cause the Funds to take action,  or fail to take  action,  for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         -    accept gifts, gratuities,  entertainment or any other benefit from any  person  or entity  that does  business  or is  seeking  to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         -    accept gifts, gratuities,  entertainment or any other benefit with a market value over $100 per person,  per year,  from or on behalf of any person or entity that does,  or seeks to do,  business with or on behalf of the Funds.
              -       EXCEPTION.  Business-related  entertainment such as meals, and tickets to sporting or  theatrical  events,  which are
                      infrequent   and  not  lavish  are   excepted   from  this
                      prohibition.  Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value,  incidental to the business, and not so
                      frequent  as  to  raise  any   question   of   impropriety
                      (Customary Business Entertainment).

         Certain  situations  that could present the appearance of a conflict of interest  should  be  discussed  with,  and  approved  by,  or  reported  to, an appropriate person. Examples of these include:

         -    service as a director  on the board or an officer of any public or private company,  other than a USAA company or the Trust,  must be approved  by  the  USAA  Funds'  and  Investment  Code  of  Ethics
              Committee and reported to the Trust.
         -    the receipt of any non-nominal (I.E.,  valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes  of this  Code,  the  individual  holding  the  title  of
              Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         -    the receipt of any business-related  entertainment from any person or entity  with  which  the  Funds  have  current  or  prospective business  dealings  must be approved in advance by the Chief Legal
              Officer unless such entertainment  qualifies as Customary Business
              Entertainment.
         -    any  ownership  interest  in,  or  any  consulting  or  employment relationship  with, any of the Trust's  service  providers,  other than IMCO or any other USAA  company,  must be approved by the CEO of USAA and reported to the Trust's Board.
         -    any material direct or indirect financial interest in commissions, transaction  charges  or spreads  paid by the Funds for  effecting portfolio  transactions  or for selling or redeeming  shares other than an interest  arising from the Covered  Officer's  employment, such as compensation or equity ownership should be approved by the
              CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            -     Each  Covered  Officer  should  familiarize  himself  with the disclosure  requirements  applicable  to the  Funds,  and  the procedures  and policies  implemented  to promote full,  fair, accurate, timely and understandable disclosure by the Trust.
            -     Each Covered  Officer  should not knowingly  misrepresent,  or cause others to misrepresent, facts about the Funds to others, whether  within or outside the Funds,  including to the Funds'
                  Trustees  and  auditors,  and  to  government  regulators  and self-regulatory organizations.
            -     Each Covered Officer should, to the extent  appropriate within his area of  responsibility,  consult with other  officers and employees  of the Funds  and IMCO  with the goal of  promoting full, fair, accurate,  timely and understandable disclosure in the  reports  and  documents  filed  by  the  Trust  with,  or submitted to, the SEC, and in other public communications made by the Funds.
            -     Each Covered Officer is responsible  for promoting  compliance with the  standards  and  restrictions  imposed by  applicable laws, rules and regulations, and promoting compliance with the
                  USAA Funds' and IMCO's operating policies and procedures.
            -     A Covered  Officer  should not  retaliate  against  any person who reports a potential  violation of this Code in good faith.
            -     A Covered  Officer  should notify the Chief  Legal  Officer promptly if he knows of any  violation  of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A.     INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust
                is responsible for applying this Code to specific  situations in which  questions are presented under it and has the authority to interpret the Code in any particular situation.  The Chief Legal
                Officer should consult, if appropriate,  the USAA Funds' outside counsel or counsel for the Independent  Trustees.  However,  any approvals  or  waivers  sought  by a  Covered  Officer  will  be reported  initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     -  Upon  adoption  of the Code,  affirm  in  writing to the
                        Board that he has received, read and understands the
                        Code.
                     -  Annually  thereafter affirm to the Chief Legal Officer
                        that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     -  report to the Board about any matter or situation
                        submitted by a Covered Officer for interpretation under
                        the Code, and the advice given by the Chief Legal
                        Officer;
                     -  report  annually  to the Board and the  Corporate
                        Governance  Committee  describing any issues that arose
                        under the Code,  or informing the Board and Corporate
                        Governance Committee that no reportable issues occurred
                        during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in  investigating  and enforcing this Code:

         -        INITIAL   COMPLAINT.   All   complaints  or  other   inquiries
                  concerning  potential  violations of the Code must be reported to the Chief Legal  Officer.  The Chief Legal Officer shall be responsible  for  documenting  any complaint.  The Chief Legal
                  Officer also will report  immediately  to the President of the
                  Trust (if the complaint  involves the  Treasurer),  the CEO of
                  USAA and the  Chair of the  Trust's  Audit  Committee  (if the
                  complaint  involves  the  President)  any  material  potential violations  that could  have a  material  effect on the Funds'
                  financial  condition or reputation.  For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         -        INVESTIGATIONS.   The  Chief  Legal   Officer  will  take  all
                  appropriate  action to  investigate  any  potential  violation unless the CEO of USAA  directs  another  person to  undertake such investigation. The Chief Legal Officer may utilize USAA's
                  Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's  outside counsel or the counsel to the Independent
                  Trustees (if any) to  participate in any  investigation  under this Code.
         -        STATUS  REPORTS.  The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the
                  Code that could have a material effect on the Funds' financial condition or reputation,  and quarterly  updates regarding all other alleged violations of the Code.
         -        VIOLATIONS OF THE CODE.  If after investigation, the Chief
                  Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his
                  recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation
                  could materially affect the Funds' financial condition or
                  reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate.  Appropriate
                  action could include: (1) review of, and modifications to, the
                  Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other
                  disciplinary actions including reprimands or fines.
                  -        The  Board  of  Trustees   understands  that  Covered
                           Officers  also are subject to USAA's Code of Business
                           Conduct.  If a violation  of this Code also  violates
                           USAA's Code of Business Conduct,  these procedures do
                           not limit or restrict  USAA's  ability to  discipline
                           such  Covered  Officer  under USAA's Code of Business
                           Conduct.  In that event, the Chairman of the Board of
                           Trustees will report to the Board the action taken by
                           USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code  shall be the sole code of  ethics  adopted  by the Funds for purposes of Section 406 of the Act and the implementing  regulations  adopted by the SEC  applicable to registered  investment  companies.  If other policies and procedures of the Trust,  IMCO, or other service  providers govern or purport to govern the behavior or activities of Covered  Officers,  they are  superseded by this Code to the extent that they  overlap,  conflict  with, or are more lenient than the provisions of this Code. The Investment  Code of Ethics  (designated to address  1940 Act and  Advisers  Act  requirements)  and  IMCO's  more  detailed compliance  policies and procedures  (including its Insider  Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not  part of this  Code.  Also,  USAA's  Code of  Conduct  imposes  separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code,  other than  amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material  investigation  documents and reports  required to be prepared  under the Code for six years from the date of the  resolution of any such  complaint.  All reports and records  prepared or maintained  pursuant to this Code will be considered  confidential  and shall be maintained  and protected  accordingly.  Except as otherwise  required by law or this Code,  such matters shall not be disclosed to anyone other than the Trust's
Board of Trustees and counsel for the  Independent  Trustees (if any), the Trust and its counsel,  IMCO, and other personnel of USAA as determined by the Trust's
Chief Legal Officer or the Chair of the Trust's Board of Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved  and adopted by the Boards of  Directors/Trustees  of USAA Mutual Fund,
Inc., USAA Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 15,
2005.

Approved  and  adopted as amended  by the Boards of  Directors/Trustees  of USAA
Mutual Fund,  Inc., USAA  Tax-Exempt  Fund,  Inc., USAA Investment  Trust & USAA
State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics  Committee:  August 16,
2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.


                                   APPENDIX A
                                COVERED OFFICERS

PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    September 30, 2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    September 30, 2010
         ------------------------------

By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    September 30,2010
         ------------------------------